THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                                                                SWISS RE AMERICA

                         AUTOMATIC REINSURANCE AGREEMENT

                                     Between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                              Boston, Massachusetts

                                       And

                          SWISS RE LIFE COMPANY AMERICA
                               New York, New York

                                                                SWISS RE AMERICA

                        AUTOMATIC REINSURANCE AGREEMENT

                                    Contents


ARTICLE I                     Scope of Agreement

ARTICLE II                    Commencement & Termination of Liability

ARTICLE III                   Oversights - Clerical Errors

ARTICLE IV                    Mortality Net Amount At Risk

ARTICLE V                     Reinsurance Premiums

ARTICLE VI                    Experience Refund

ARTICLE VII                   Reinsurance Administration

ARTICLE VIII                  Settlement of Claims

ARTICLE IX                    Tax Credits

ARTICLE X                     Regulatory Compliance

ARTICLE XI                    Inspection of Records

ARTICLE XII                   Insolvency

ARTICLE XIII                  Arbitration

ARTICLE XIV                   Rights of Offsetting Balances Due

ARTICLE XV                    Contract and Program Changes

ARTICLE XVI                   Federal Taxes

ARTICLE XVII                  Parties to Agreement

ARTICLE XVIII                 Entire Agreement

ARTICLE XIX                   Duration of Agreement

    Signature Page

    EXHIBIT A   -             Variable Annuities Covered Under This Agreement

    EXHIBIT B   -             Sub-Accounts

    EXHIBIT C   -             Experience Refund Definitions and Formulae

                                                                SWISS RE AMERICA

                          AUTOMATIC REINSURANCE AGREEMENT

THIS AGREEMENT between the NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Delaware, hereinafter referred to as the "Company", and SWISS RE LIFE COMPANY AMERICA, a corporation organized under the laws of the State of New York, hereinafter referred to as "Swiss Re America", WITNESSETH AS FOLLOWS:

                                    ARTICLE I

                               Scope of Agreement

     1. On and after the 1st day of August, 1995, the Company will automatically reinsure with Swiss Re America, and Swiss Re America will automatically accept, the following quota shares of the mortality net amount at risk, as defined in
Article IV, generated prior to annuitization, by the Variable Annuity Contracts issued by the Company, as set forth in Exhibit A, on or after that date:

          a) a [*] quota share of the variable net amount at risk, as defined in Article IV, generated prior to annuitization, by the variable annuity contract forms listed in Exhibit A; and inforce as of the 1st day of August, 1995, and

          b) a [*] quota share of the variable net amount at risk, as defined in Article IV, generated prior to annuitization by the variable annuity contract forms listed in Exhibit A; issued by the Company with effective dates on and after the 1st day of August, 1995.

     2. Swiss Re America's maximum liability in any one calendar year shall not exceed [*] of the average aggregate Account Value over each respective calendar year of coverage. This average shall be calculated by totaling the aggregate Account Value of reinsured contracts as of the end of each calendar Quarter and dividing the result by the number of quarters.

     3. Swiss Re America's maximum liability on any one life reinsured hereunder shall be [*], as specified in Article IV of this Agreement.

     4. This Agreement covers only the Company's liability for claims paid under Variable Annuity Contracts written on forms and investment in funds which were reviewed by Swiss Re America prior to their issuance. Forms as supplemented by additional materials and funds available as of the date of this Agreement are to be attached hereto and made part of this Agreement. If the

                                                                SWISS RE AMERICA

Company intends to cede to Swiss Re America liability with respect to a new form or fund, it must provide Swiss Re America written notice of such intention together with a copy of the proposed form, fund or revision, and Exhibit A Or Exhibit B shall be revised accordingly.

                                                                SWISS RE AMERICA

                                   ARTICLE II

                     COMMENCEMENT & TERMINATION OF LIABILITY

     1. On reinsurance ceded under the terms of this Agreement, the liability of Swiss Re America shall commence on the later of the effective date of this Agreement or the effective date of the contract reinsured, and will terminate upon the earliest of re-registration, annuitization, surrender or termination in accordance with Article XIX and Exhibit A.

Re-registration is a term used to describe a process in which the Beneficiary continues the Variable Annuity Contract as the new Owner upon death of the original Owner.

                                                                SWISS RE AMERICA

                                   ARTICLE II

                     Commencement & Termination of Liability

     1. On reinsurance ceded under the terms of this Agreement, the liability of Swiss Re America shall commence simultaneously with that of the Company, and will terminate upon the earliest of re-registration, annuitization, surrender or termination in accordance with Article XIX and Exhibit A.

Re-registration is a term used to describe a process in which the Beneficiary continues the Variable Annuity Contract as the new Owner upon death of the original Owner.

                                                                SWISS RE AMERICA

                                   ARTICLE III

                          Oversights - Clerical Errors

     1. Should either the Company or Swiss Re America fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Company or Swiss Re America, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had no such oversight, misunderstanding, or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

                                                                SWISS RE AMERICA

                                   ARTICLE IV

                          Mortality Net Amount At Risk

     1. The variable net amount at risk for each variable annuity contract reinsured hereunder shall be calculated as of the last day of each calendar month and shall be determined as follows, up to a maximum of [*] per life. The contractual death benefit shall be as described in the contract forms specified in Exhibit A.

VNAR = [*] of [(Contractual GMDB - Fixed Account Assets) - Separate Account CSV]

     = [*] of [Variable GMDB - Separate Account CSV]

     where:

     Separate Account CSV = Separate Account CV - (SASC% x SC)

     SASC% = SA / (SA + FA), an aggregate measure recalculated monthly.

     SA = Separate Account Assets.

     FA = Fixed Account Assets.

     SC = Total surrender charges under all contracts reinsured.

                                                                SWISS RE AMERICA

                                    ARTICLE V

                              Reinsurance Premiums

     1. Except as provided in paragraph 6, below, the reinsurance premiums shall be calculated monthly and shall be a function of the reinsured portion of
(a) the average aggregate account values and (b) the average aggregate guaranteed minimum death benefits (GMDB) over each calendar month for all variable annuities reinsured hereunder. The monthly premium rates are defined in Exhibit C.

     2. The reinsurance premium due for the first calendar month during which this Agreement commences shall be equal to the minimum monthly premium rate multiplied by the greater of the average aggregate account values or the average aggregate GMDB, as set forth in Exhibit C.

     3. The reinsurance premium due for all subsequent months shall be equal to [*] of the prior month's reinsured death claims, subject to calculated minimum and maximum limits, as set forth in Exhibit C.

     4. The total reinsurance premium shall be reduced by the ratio of the sum of Swiss Re America's share of the variable net amount at risk in excess of [*] on any one life reinsured hereunder to Swiss Re America's share of the total variable net amount at risk on all annuity contracts.

     5. The monthly reinsurance premium shall be remitted on a calendar quarterly basis, as described in Article VII.

     6. The monthly reinsurance premium described above shall remain in effect as long as the death benefit design, the contract fees, the mortality and expense charges, the administration fees, and the surrender charges in effect at the inception of this Agreement remain unchanged.

                                                                SWISS RE AMERICA

                                   ARTICLE VI

                                Experience Refund

     1. Swiss Re America shall pay the Company an experience refund equal to [*] of the Adjusted Profit, as defined in Exhibit C, for all products covered under this Agreement as set forth in Exhibit A.

     2. The refund shall be calculated each calendar quarter by Swiss Re America and settled annually on July 31st of each year.

                                                                SWISS RE AMERICA

                                   ARTICLE VII

                           Reinsurance Administration

     1. Within 30 days of the end of each calendar quarter, the Company will furnish Swiss Re America a separate electronic report for each GMDB design and tax status combination specified in Exhibit A, valued as of the last day of that calendar quarter. Each report will indicate for all inforce annuities reinsured hereunder:

               a)    Annuitant's name, sex, date of birth and social security
                    number

               b)    Owner's name, sex, date of birth and social security number

               c)    Contract number

               d)    Contract date

               e)    Contract form number

               f)    Current contract separate account value

               g)    Current contract fixed account value

               h)    Cumulative net considerations

               i)    Current contract minimum guaranteed death benefit

               j)    Current contract death benefit

               k)    Current contract cash surrender value

               l)    Current variable net amount at risk

     2. Additionally, within 30 days of the end of each calendar quarter, the Company will furnish Swiss Re America a separate paper report for each GMDB design and tax status combination specified in Exhibit A, summarizing the following data:

               a)    Reinsurance premiums due Swiss Re America

               b)    Death claim reimbursements due the Company

               c)    Total number of contracts reinsured

               d)    Total current contract separate account value

               e)    Total current fixed account value

               f)    Total cumulative net considerations

               g)    Total current guaranteed minimum death benefit

                                                                SWISS RE AMERICA

               h)    Total current death benefit

               i)    Total current cash surrender value

               j)    Total current variable risk amount

     3. If the net balance is due Swiss Re America, the amount due shall be remitted with the report statement. If the net balance is due the Company, Swiss Re America shall remit the amount to the Company within 10 days of the receipt of the report.

                                                                SWISS RE AMERICA

                                  ARTICLE VIII

                               Settlement of Claims

     1. The claims that are eligible for reimbursement are only those that the Company is required to pay on deaths that occur on or after the effective date of this Agreement.

     2. Provided the Company provides satisfactory proof of claim to Swiss Re America, claim settlements made by the Company shall be unconditionally binding on Swiss Re America.

     3. Within 30 days of the end of each calendar quarter, the Company shall notify Swiss Re America of the reinsured death benefits paid in that calendar quarter and Swiss Re America will reimburse the Company, as provided in Article VII, for the reinsured benefits.

     4. Settlements by Swiss Re America shall be in a lump sum regardless of the mode of payment made by the Company to the beneficiary.

                                                                SWISS RE AMERICA

                                   ARTICLE IX

                                   Tax Credits

     1. Swiss Re America shall not reimburse the Company for state premium taxes.

                                                                SWISS RE AMERICA

                                    ARTICLE X

                              Regulatory Compliance

     1. Swiss Re America agrees to comply with all regulatory directives required to permit the Company to receive statutory reserve credit for the reinsurance ceded under this Agreement.

     2. The Company warrants that it has secured all necessary federal and state licenses and approvals, and that it is operating in compliance with federal investment laws and state investment and insurance laws and regulations.

                                                                SWISS RE AMERICA

                                   ARTICLE XI

                              Inspection of Records

     1. Swiss Re America shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the Company all records pertaining to reinsurance ceded to Swiss Re America.

     2. Likewise, the Company shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of Swiss Re America all records pertaining to reinsurance ceded to Swiss Re America by the Company. Swiss Re America will also provide reasonable access, during regular business hours, to records pertaining to such reinsurance to any regulator having authority over the Company's products and operations.

                                                                SWISS RE AMERICA

                                  ARTICLE XII

                                   Insolvency

     1. In the event of the insolvency of the Company, all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by Swiss Re America directly to the Company or to its liquidator, receiver, or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. It is understood, however, that in the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the insolvent Company shall give written notice of the pendency of a claim against the insolvent Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that, during the pendency of such claim, Swiss Re America may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or to its liquidator, receiver or statutory successor.

     2. It is further understood that the expense thus incurred by Swiss Re America shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by Swiss Re America. Where two or more assuming insurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the Company.

     3. In the event of the insolvency of Swiss Re America and the appointment of receivers therefor, the liability of Swiss Re America shall not terminate but shall continue with respect to the reinsurance ceded to Swiss Re America by the Company prior to the date of such insolvency or appointment, and the Company shall have a security interest in any and all sums held by or under deposit in the name of Swiss Re America.

                                                                SWISS RE AMERICA

                                  ARTICLE XIII

                                  Arbitration

     1. In the event of any difference arising hereafter between the contracting parties with reference to any transaction under this Agreement, the same shall be referred to three arbitrators who must be current or former executive officers of life insurance or life reinsurance companies other than the two parties to this Agreement or their affiliates, each of the contracting companies to appoint one of the arbitrators and such two arbitrators to select the third. If either party refuses or neglects to appoint an arbitrator within 60 days after receipt of the written request for arbitration, the other party may appoint a second arbitrator.

     2. If the two arbitrators fail to agree on the selection of a third arbitrator within 60 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots.

     3. The arbitrators shall consider this Reinsurance Agreement not merely as a legal document but also as a gentlemen's agreement. In resolving the dispute, the arbitrators will give full consideration to the customs and practices of the life insurance and life reinsurance industry, insofar as they are not in conflict with the specific terms of this Agreement. The arbitrators shall decide by a majority vote. There shall be no appeal from their written decision.

     4. Unless the arbitrators decide otherwise, each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and shall jointly and equally bear with the other party the expense of the third arbitrator. Any remaining costs of the arbitration proceedings shall be apportioned by the Board of Arbitrators.

                                                                SWISS RE AMERICA

                                   ARTICLE XIV

                        Right of Offsetting Balances Due

     1. The Company and Swiss Re America shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assigns, against balances due the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the Company and Swiss Re America. This right of offset shall not be affected or diminished because of insolvency of either party to this Agreement.

                                                                SWISS RE AMERICA

                                   ARTICLE XV

                          Contract and Program Changes

     1. The Company may amend, substitute, add or delete separate accounts or underlying investment funds to the annuity contract as described in the contract general provisions. No such change will be made by the Company without prior notification to Swiss Re America and without any required action by the Securities and Exchange Commission. The Company agrees to maintain at all times a satisfactory selection of core sub-accounts with characteristics similar to the original sub-accounts listed in Exhibit B.

     2. The Company shall also give Swiss Re America advance notice of any other changes to its annuity product, its fees and charges, or its distribution approaches.

                                                                SWISS RE AMERICA

                                   ARTICLE XVI

                                  Federal Taxes

     1. The Company and Swiss Re America hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective as of the Effective Date of this Agreement and for all subsequent taxable years for which this Agreement remains in effect.

          (a) The term "party" will refer to either the Company or Swiss Re America as appropriate.

          (b) The terms used in this Article are defined by reference to Regulation 1.848-2 in effect December 1992.

          (c) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

          (d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

          (e) The Company will submit a schedule to Swiss Re America by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the Company will report such net consideration in its tax return for the preceding calendar year.

          (f) Swiss Re America may contest such calculation by providing an alternative calculation to the Company by June 1. If Swiss Re America does not so notify the Company, the Company will report the net consideration as determined by the Company in the Company's tax return for the previous calendar year.

          (g) If Swiss Re America contests the Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the

                                                                SWISS RE AMERICA

               correct amount by July 1. If the Company and Swiss Re America reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

     2. Swiss Re America and the Company represent and warrant that they are subject to U.S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code.

                                                                SWISS RE AMERICA

                                  ARTICLE XVII

                              Parties to Agreement

     1. This Agreement is an indemnity reinsurance agreement solely between the Company and Swiss Re America. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between Swiss Re America and the annuitant, owner, beneficiary or any other party under any contracts of the Company which may be reinsured hereunder, and the Company shall be and remain solely liable to the annuitant, owner or the beneficiary under such contracts reinsured hereunder.

                                                                SWISS RE AMERICA

                                 ARTICLE XVIII

                                Entire Agreement

     1. This Agreement shall constitute the entire agreement between the parties with respect to business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties.

                                                                SWISS RE AMERICA

                                   ARTICLE XIX

                              Duration of Agreement

     1. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

     2. Upon 180 days written notice, either the Company or Swiss Re America may cancel this Agreement for new business any time on or after the third anniversary of this Agreement. The reinsurance facility is renewable for another three year period, subject to mutually acceptable terms.

     3. Upon election, the reinsurance shall be recaptured at a constant rate by reducing the quota share percentages set forth in Article I, paragraph 1, by [*] per month. The reduction shall begin in the month of election and continue for 36 months. The quota share percentages will then be equal to [*] and the reinsurance ceded hereunder will be fully recaptured.

                                                                SWISS RE AMERICA

IN WITNESS WHEREOF, the Company and Swiss Re America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY


By: /s/ illegible                        Attest: /s/ illegible
    -------------------------                    -------------------------------
Title: VP & Actuary                      Title: Vice President Treasurer & CFO
Date: December 22, 1995                  Date: 12/22/95


SWISS RE LIFE COMPANY AMERICA


By: /s/ illegible                        Attest: /s/ illegible
    -------------------------                    -------------------------------
Title: Actuary                           Title: Asst VP

Date: December 21, 1995                  Date: 12/21/95

                                                                SWISS RE AMERICA

                                    EXHIBIT A
                VARIABLE ANNUITIES COVERED UNDER THIS AGREEMENT

FORM COVERED                                               PRODUCT CODE                DEATH BENEFIT PROVISION
------------                                               ------------                -----------------------
All contracts beginning with 203 and                       VEN 3                       5 year ratcheting death benefit payable
endorsed with 301-VER 9/89                                                             on the death of the last annuitant.


All contracts beginning with 203 and endorsed              VEN 3 ENHANCED              1 year ratcheting death benefit payable
with ENDORSEMENT.008                                                                   on the death of the last annuitant.


All contracts beginning with 207, except:                  VEN 7, 8, 17, 18            6 year ratcheting death benefit payable
                                                                                       on the death of the last annuitant.
i)    exclude form 207-VFA-NY
ii)   include form VFA-MN
iii)  include all certificates beginning
      with form VFA-CERT

                                                                                       Reinsurance coverage is excluded upon
                                                                                       the annuitant's attainment of age 85.

All contracts beginning with 207, which have form          VEN 7, 17                   1 year ratcheting death benefit payable
ENDORDSEMENT.005 attached, except:                         ENHANCED                    on the death of the last annuitant.
i) exclude form 207-VFA-NY
ii) include contracts issued in Montana which use                                      Reinsurance coverage is excluded upon
form ENDORSEMENT.005.94                                                                the annuitant's attainment of age 85.

All contracts beginning with form VFA-MN                   VEN 8, 18                   1 year ratcheting death benefit payable
with form ENDORSEMENT.005 attached                         ENHANCED                    on the death of the last annuitant.

                                                                                       Reinsurance coverage is excluded upon
                                                                                       the annuitant's attainment of age 85.

All certificates beginning with form VFA-CERT              VEN 8, 18                   1 year ratcheting death benefit payable
with form ENDORSEMENT.007 attached                         ENHANCED                    on the death of the last annuitant.

                                                                                       Reinsurance coverage is excluded upon
                                                                                       the annuitant's attainment of age 85.

All contracts with VENTURE.001,                            VEN 20, 21, 22, 23          1 year ratcheting death benefit payable
VENTURE001.94 VENTURE.005                                                              on the death of the first owner.

All certificates with VENTURE.003                                                      Reinsurance coverage is excluded upon the
                                                                                       owner's attainment of age 85 or if the
                                                                                       oldest owner at issue is age 81 or greater.

                                                                SWISS RE AMERICA

                                    EXHIBIT A
                                    CONTINUED

VEN 10                VIS 5      5% roll up death benefit payable on the
                                 death of the last annuitant.

                                 Reinsurance coverage is excluded upon
                                 the annuitant's attainment of age 85 or
                                 if the oldest annuitant at issue is age 81 or greater.

VISION.001            VIS 25     5% roll up death benefit payable on the
                                 death of the first owner.

                                 Reinsurance coverage is excluded upon the owner's attainment of age 85 or if the oldest owner at issue is age 81 or greater.

                                                                SWISS RE AMERICA

                                    EXHIBIT B
                                  SUB-ACCOUNTS

NASL VARIABLE ACCOUNT

FUND NAME                                              FUND INCEPTION DATE
---------                                              -------------------
International Growth & Income Trust                    January 9, 1995
Value Equity Trust                                     February 19, 1993
U.S. Government Securities Trust                       May 1, 1989
Strategic Bond Trust                                   February 19, 1993
Growth & Income Trust                                  April 23, 1991
Investment Quality Bond Trust                          June 18, 1995
Money Market Trust                                     June 18, 1995
Equity Trust                                           June 18, 1995
Conservative Asset Allocation Trust                    August 3, 1989
Moderate Asset Allocation Trust                        August 3, 1989
Aggressive Asset Allocation Trust                      August 3, 1989
Pasadena Growth Trust                                  December 11, 1992
Global Equity Trust                                    March 18, 1988
Global Government Bond Trust                           March 18, 1988
Small\Mid Cap Trust                                    March 1, 1996
International Small Cap Trust                          March 1, 1996

                                                                SWISS RE AMERICA

                                   EXHIBIT C
                   EXPERIENCE REFUND DEFINITIONS AND FORMULAE


                 =   current month

q                =   current quarter

SIGMA AV(t)      =   Sum total of account values at end of month t

Avg. AV(t)       =   [*] of (SIGMA AV(t-1) + SIGMA AV(t))

SIGMA GMDB(t)    =   Sum total of guaranteed minimum death benefits at
                     end of month t

Avg. GMDB(t)     =   [*] of (SIGMA GMDB(t-1) + SIGMA GMDB(t))

APR              =   annualized premium rate for each product combination,
                 =   [*] basis points for VEN3, tax qualified, 5 year ratchet
                     [*] basis points for VEN3, tax qualified, 1 year ratchet
                     [*] basis points for VEN7, tax qualified, 6 year ratchet
                     [*] basis points for VEN7, tax qualified, 1 year ratchet
                     [*] basis points for VEN20, tax qualified, 1 year ratchet
                     [*] basis points for VIS5, tax qualified, 5% boost
                     [*] basis points for VIS25, tax qualified, 5% boost

                     [*] basis points for VEN3, non-qualified, 5 year ratchet [*] basis points for VEN3, non-qualified, 1 year ratchet [*] basis points for VEN7, non-qualified, 6 year ratchet [*] basis points for VEN7, non-qualified, 1 year ratchet [*] basis points for VEN20, non-qualified, 1 year ratchet [*] basis points for VIS5, non-qualified, 5% boost
                     [*] basis points for VIS25, non-qualified, 5% boost

MPR              =   Monthly premium rate for each product combination
                 =   (APR/12)

RP(t)            =   Reinsurance premiums due at end of month t
                 =   [*] DBR(t-1), subject to:
                     Min. = MPR x Minimum multiple x greater of (Avg. AV(t)) or [*] of Avg. GMDB(t))
                     Max. = MPR x Maximum multiple x greater of (Avg. AV(t)) or ([*] of Avg. GMDB(t))

Min. Multiple    =   [*] for all product combinations

Max. Multiple    =   [*] for VEN3, tax qualified, 5 year ratchet
                     [*] for VEN3, tax qualified, 1 year ratchet
                     [*] for VEN7, tax qualified, 6 year ratchet
                     [*] for VEN7, tax qualified, 1 year ratchet
                     [*] for VEN20, tax qualified, 1 year ratchet
                     [*] for VIS5, tax qualified, 5% boost
                     [*] for VIS25, tax qualified, 5% boost

                                                       SWISS RE AMERICA

                     [*] for VEN3, non-qualified, 5 year ratchet
                     [*] for VEN3, non-qualified, 1 year ratchet
                     [*] for VEN7, non-qualified, 6 year ratchet
                     [*] for VEN7, non-qualified, 1 year ratchet
                     [*] for VEN20, non-qualified, 1 year ratchet
                     [*] for VIS5, non-qualified, 5% boost
                     [*] for VIS25, non-qualified, 5% boost

RP(1)            =   MPR x greater of (Avg. AV(1)) or (Avg. GMDB(1))

DBR(t)           =   Death benefit recoveries in month t
                 =   Sum of individual reinsured variable net risk
                     amounts reimbursed upon death

DBR(0)           =   0

AdjP(t)          =   Adjusted profit for all products reinsured
                     hereunder for month t
                 =   RP(t) - DBR(t) - MEC(t) - CHGRES(t) + CFWD(t)

AdjP(0)          =   0

AdjP(y)          =   Adjusted profit for calendar year y

CHGRES(t)        =   Change in reinsurance reserves for month t

MEC(t)           =   Monthly expense charge for month t, applied to
                     average aggregate account value over the month
                 =   ([*] divided by 12) x Avg. AV(t)

CFWD(t)          =   Carryforward from month (t-1), adjusted for interest
                 =   AdjP(t-1) x (1+CIR(t))

CIR(t)           =   Carryforward interest rate for month t
                 =   [*] divided by 12

PR(y)            =   Payout ratio for year y
                 =   [*]

Refund(y)        =   [*] of adjusted profit for year y, provided it is positive
                 =   [*] x AdjP(y) x PR(y)

                                 AMENDMENT NO. I

                     To the Automatic Reinsurance Agreement

                                   Between the

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
    (now known as the MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA)

                                       And

                          SWISS RE LIFE COMPANY AMERICA
               (now known as SWISS RE LIFE & HEALTH AMERICA INC.)

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of August, 1995, paragraph 1 of
Article XII, Insolvency, paragraph 3 of Article XIII, Arbitration, and paragraph 3 of Article XIX, Duration of Agreement, are revised as follows.

                                   ARTICLE XII

                                   Insolvency

     1. In the event of the insolvency and the appointment of a conservator, liquidator, receiver, or statutory successor of the Company, the portion of any risk or obligation assumed by Swiss Re Life America shall be payable to the conservator, liquidator, receiver, or statutory successor on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any conservator, liquidator, receiver, or statutory successor of the Company having authority to allow such claims, without diminution because of that insolvency or because the conservator, liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims. Payments by Swiss Re Life America as above set forth shall be made directly to the Company or to its conservator, liquidator, receiver, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance in the event of the insolvency of the Company. It is understood, however, that in the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the insolvent Company shall give written notice of the pendency of a claim against the insolvent Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that, during the pendency of such claim, Swiss Re America may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or to its liquidator, receiver or statutory successor.

                                  ARTICLE XIII

                                   Arbitration

     3. The arbitrators shall consider this Reinsurance Agreement not merely as a legal document but also as a gentlemen's agreement. In resolving the dispute, the arbitrators will give full consideration to the customs and practices of the life insurance and life reinsurance industry, insofar as they are not in conflict with the specific terms of this Agreement. The arbitrators shall decide by a majority vote. There shall be no appeal from their written decision, which will be handed down within 45 days of the close of the arbitration hearing.

                                   ARTICLE XIX

                              Duration of Agreement

     3. Upon election by either the Company or Swiss Re Life America, the reinsurance shall be recaptured at a constant rate by reducing the quota share percentages set forth in Article I, paragraph 1, by 1.389% per month. The reduction shall begin in the month of election and continue for 36 months. The quota share percentages will then be equal to 0% and the reinsurance ceded hereunder will be fully recaptured.

IN WITNESS WHEREOF, the Company and Swiss Re Life America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers. The Agreement to which this Amendment is attached is effective August 1, 1995.

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
(now known as the MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA)


By: /s/ illegible                        Attest: /s/ illegible
    --------------------------                   -----------------------------
Title: Vice President, Finance           Title: Vice President, Secretary,
                                                & General Counsel
Date: December 18, 1997                  Date: 12/18/97


SWISS RE LIFE COMPANY AMERICA
(now known as SWISS RE LIFE & HEALTH AMERICA INC.)


By: /s/ illegible                        Attest: /s/ illegible
    --------------------------                   -----------------------------
Title: Vice President                    Title: Reinsurance Services Officer
Date: December 11, 1997                  Date: December 30, 1997

                                AMENDMENT NO. II

                     To the Automatic Reinsurance Agreement

                                   Between the

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of October, 1997:

A. North American Security Life will hereinafter be known as The Manufacturers Life Insurance Company of North America, and

B.   Exhibit B, Sub-Accounts, is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY


By: /s/ illegible                       Attest: /s/ James D. Gallagher
    ---------------------------------           ----------------------------
Title: VP, Product Development          Title: Vice President, Secretary &
                                               General Counsel
Date: 7/30/97                           Date: 7/30/97


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           ----------------------------
Title: V.P., Non-traditional Products   Title:  Vice President
Date: 08/06/97                          Date:  August 6, 1997

                                   EXHIBIT B

   SUB-ACCOUNTS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A

ACCOUNT NAME                                                             INCEPTION DATE
------------                                                            -----------------
Pacific Rim Emerging Markets Trust                                      October 4, 1994
Science and Technology Trust                                            January 1, 1997
International Small Cap Trust                                           March 4, 1996
Emerging Growth Trust                                                   January 1, 1997
Pilgrim Baxter Growth Trust                                             January 1, 1997
Small/Mid Cap Trust                                                     March 4, 1996
International Stock Trust                                               January 1, 1997
Worldwide Growth Trust                                                  January 1, 1997
Global Equity Trust                                                     March 18, 1988
Growth Trust                                                            July 15, 1996
Equity Trust                                                            June 18, 1985
Quantitative Equity Trust                                               April 30, 1987
Blue Chip Growth Trust                                                  December 11, 1992
Real Estate Securities Trust                                            April 30, 1987
Value Trust                                                             January 1, 1997
International Growth & Income Trust                                     January 9, 1995
Growth and Income Trust                                                 April 23, 1991
Equity-Income Trust                                                     March 18, 1988
Balanced Trust                                                          January 1, 1997
Aggressive Asset Allocation Trust                                       August 3, 1989
High Yield Trust                                                        January 2, 1997
Moderate Asset Allocation Trust                                         August 3, 1989
Conservative Asset Allocation Trust                                     August 3, 1989
Strategic Bond Trust                                                    February 19, 1993
Global Bond Trust                                                       March 18, 1988
Capital Growth Bond Trust                                               June 26, 1984
Investment Quality Bond Trust                                           April 23, 1991
U.S. Government Securities Trust                                        March 18, 1988
Money Market Trust                                                      June 18, 1985
Lifestyle Aggressive 1000 Trust                                         January 1, 1997
Lifestyle Growth 820 Trust                                              January 1, 1997
Lifestyle Balanced 640 Trust                                            January 1, 1997
Lifestyle Moderate 460 Trust                                            January 1, 1997
Lifestyle Conservative 280 Trust                                        January 1, 1997

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

                                AMENDMENT NO. III

                     To the Automatic Reinsurance Agreement

                                   Between the

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

      (Now Known as MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA)

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

A. Effective the 17th day of March, 1997, Exhibit A, Variable Annuities Covered Under This Agreement, and Exhibit C, Experience Refund Definitions and Formulae,

are expanded to include the VEN25, VEN26, and VEN27 Variable Annuity products, and

B. Effective October 1, 1997, and October 13, 1997, as specified, Exhibit B, Sub-Accounts, is expanded to include additional offerings, as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
(Now Known as MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP, Treasurer & CFO              Title: President
Date: 1/13/98                           Date: 1/13/98


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: Vice President, NTP              Title: Reinsurance Services Officer
Date: 01/14/98                          Date: 01/14/98

                                    EXHIBIT A

                      (Expanded, effective March 17, 1997)

                Variable Annuities Covered Under This Agreement

FORM COVERED                        PRODUCT CODE    DEATH BENEFIT PROVISION
------------                        ------------    -----------------------
All contracts with VENTURE.001,     VEN 25,26,27    1 Year ratcheting death
VENTURE001.94, VENTURE.005                          benefit payable on the
                                                    death of the first owner.

                                    EXHIBIT C

                      (Expanded, effective March 17, 1997)

                   Experience Refund Definitions and Formulae

APR = annualized premium rate for each product combination, = [*] basis points for VEN25, 26, and 27, tax qualified,
                     1 year ratchet
                     [*] basis points for VEN25, 26, and 27, non-qualified, 1 year ratchet

MPR                = Monthly premium rate for each product combination
                   = (APR / 12)

RP(t)              = Reinsurance premiums due at end of month t
                   = [*] DBR((t-1)), subject to:
                     Min. = MPR x Minimum multiple x greater of (Avg. AV(t))
                            or ([*] of Avg. GMDB(t))
                     Max. = MPR x Maximum multiple x greater
                            of (Avg. AV(t)) or ([*] of Avg. GMDB(t))

Min.   Multiple    = [*] for all product combinations

Max.   Multiple    = [*] for VEN25, 26, and 27, tax qualified, 1 year ratchet
                     [*] for VEN25, 26, and 27, non-qualified, 1 year ratchet

                                   EXHIBIT B

                            Sub-Accounts (Expanded)

FUND NAME                                  INCEPTION DATE     AVAILABILITY
---------                                  --------------     ------------
Rosenberg Small Company Value              October 1, 1997    All Plan Codes
MLAM Basic Value Focus                     October 13, 1997   VEN 25, 26, and 27
MLAM Special Value Focus                   October 13, 1997   VEN 25, 26, and 27
MLAM Developing Capital Markets Focus      October 13, 1997   VEN 25, 26, and 27

                                AMENDMENT NO. IV

                     To the Automatic Reinsurance Agreement

                                     Between

           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

     A.    Product                                   Death Benefit
           -------                                   -------------
           VEN 3                                     5 Year Ratchet
           VEN 3                                     Annual Ratchet
           VEN 7, 8, 17, 18                          6 Year Ratchet

           Effective August 1, 1998, the reinsurance terms provided in this Agreement for each product referenced above in this paragraph, are extended unchanged for new business issued through June 30, 2001, provided that the net number of contracts inforce for each product referenced above in this paragraph, at the end of each calendar quarter, continues to decline.

     B.    Product                                   Death Benefit
           -------                                   -------------
           VEN 20, 21, 22, 23, 25, 26                Annual Ratchet
           MRP 20, 21, 22, 23, 25, 26                Annual Ratchet
           MLL 25 and 26                             Annual Ratchet

           Effective May 1, 1998, and continuing through June 30, 1998, this Agreement is expanded to include coverage of the revised versions of the products referenced above in this paragraph where the owner has not elected the Guaranteed Income Benefit (GIR). The reinsurance terms in place under this Agreement for these products shall apply to the revised versions, except that any new business issued on or after May 1, 1998, shall be excluded from the Experience Refund provisions that are set forth in Article VI of this Agreement.

           Further, new business on the products referenced above in this paragraph terminates as of June 30, 1998.

     C.    Product                                   Death Benefit
           -------                                   -------------
           VEN 7, 8, 17, 18, 27                      Annual Ratchet
           MLL 27                                    Annual Ratchet

           Effective June 30, 1998, the New Business facilities under this Agreement for the versions of the products referenced above in this paragraph, are hereby terminated.

     D.    Product                                   Death Benefit
           -------                                   -------------
           VIS 5, 6, 25, and 26                      5% Roll up

           Effective August 1, 1998, the New Business facilities under this Agreement for the products referenced above in this paragraph, are hereby terminated.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


By: /s/ illegible             Attest: /s/ illegible
    --------------------              ----------------------------
Title: illegible              Title: illegible
Date: June 23, 1998           Date: illegible


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible             Attest: /s/ illegible
    --------------------              ----------------------------
Title: Vice President         Title: Reinsurance Services Officer
Date: June 30, 1998           Date: July 2, 1998

                                 AMENDMENT NO. V

                     To the Automatic Reinsurance Agreement

                                    Between

           The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement, with corresponding inception dates.

2.    This Amendment shall be effective May 1, 1999

Exhibit B, Sub-Accounts, is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                         Attest: /s/ illegible
    -------------------------------               ------------------------------
Title: illegible                          Title: illegible
Date: illegible                           Date: illegible


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                         Attest: /s/ illegible
    -------------------------------               ------------------------------
Title: illegible                          Title: Reinsurance Services Officer
Date: April 6, 1999                       Date: April 6, 1999

The Manufacturers Life Insurance
Company of North America              SWISS RE LIFE & HEALTH AMERICA, INC.
Venture Effective August 1, 1995      PREPARED 3/8/99
Amendment V Effective May 1, 1999

                                    EXHIBIT B

   Sub-Accounts of the Manufacturers Life Insurance Company of North America
                         Separate Account A (Continued)

Fund Date                                      Fund Description
---------                                      ----------------
VARIABLE FUNDS:
Rowe Price - Fleming International, Inc.
                    January 1, 1997            International Stock Trust
Templeton Investment Counsel, Inc.
                    May 1, 1999                International Value Trust
Rosenberg
                    October 1, 1997            Small Company Value Trust
Morgan Stanley Asset Management, Inc.
                    March 18, 1988             Global Equity Trust
State Street Global Advisors
                    July 15, 1996              Growth Trust
Miller Anderson & Shepperd, LLP
                    January 1, 1997            High Yield Trust
                    January 1, 1997            Value Trust
Salomon Brothers Asset Management, Inc.
                    February 19, 1993         Strategic Bond Trust
                    May 1, 1988               U.S. Government Securities Trust
Pacific Investment Management Company
                    March 18, 1988            Global Bond Trust
                    May 1, 1999               Total Return Trust
Merrill Lynch
                    October 13, 1997          MLAM Basic Value Focus
                    October 13, 1997          MLAM Special Value Focus
                    October 13, 1997          MLAM Developing Capital Markets
                                               Focus
FIXED FUNDS:
                                              One Year
                                              Three Year
                                              Five Year
                                              Six year
                                              Seven Year

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

The Manufacturers Life Insurance
Company of North America                 SWISS RE LIFE & HEALTH AMERICA, INC.
Venture Effective August 1, 1995         PREPARED 3/8/99
Amendment V Effective May 1, 1999

                                    EXHIBIT B

   Sub-Accounts of the Manufacturers Life Insurance Company of North America
                               Separate Account A

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                           Pacific Rim Emerging Markets Trust
   October 4, 1994                           Quantitative Equity Trust
   April 30, 1987                            Real Estate Securities Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                             International Small Company Trust
   January 1, 1997                           Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                           Aggressive Growth Trust
   March 4, 1996                             Mid Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                               Small Company Blend Trust
   May 1, 1999                               U.S. Large Cap Value Trust
   August 3, 1989                            Income & Value Trust
   August 3, 1989                            Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                           Overseas Trust
   June 18, 1985                             Mid Cap Blend Trust
   August 3, 1989                            Large Cap Growth Trust

The Manufacturers Life Insurance
Company of North America               SWISS RE LIFE & HEALTH AMERICA, INC.
Venture Effective August 1, 1995       PREPARED 3/8/99
Amendment V Effective May 1, 1999

                                AMENDMENT NO. VI

                     To the Automatic Reinsurance Agreement

                                   Between

          The Manufacturers Life Insurance Company of North America

                                     And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement.

2.   This Amendment shall be effective May 1, 2000.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                            Attest: /s/ illegible
    ------------------------------                   ---------------------------
Title: VP                                    Title: VP, Treasurer & CFO
Date: 3/17/2000                              Date: 3/17/2000


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                            Attest: /s/ illegible
    ------------------------------                   ---------------------------
Title: VP Pricing                            Title: EVP & Chief Pricing Officer
Date: 4/6/00                                 Date: 4/6/00

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                   SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995           PREPARED 3/10/00
AMENDMENT VI EFFECTIVE MAY 1, 2000

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                           Pacific Rim Emerging Markets Trust
   October 4, 1994                           Quantitative Equity Trust
   April 30, 1987                            Real Estate Securities Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market Trust
   May 1, 2000                               500 Index Trust
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2000                               International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                             International Small Cap Trust
   January 1, 1997                           Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                           Aggressive Growth Trust
   March 4, 1996                             All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                               Small Company Blend Trust
   May 1, 1999                               U.S. Large Cap Value Trust
   August 3, 1989                            Income & Value Trust
   August 3, 1989                            Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                           Overseas Trust
   June 18, 1985                             Mid Cap Blend Trust
   August 3, 1989                            Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                           International Stock Trust

The Manufacturers Life Insurance
Company of North America                  SWISS RE LIFE & HEALTH AMERICA, INC.
Venture Effective August 1, 1995          Prepared 3/10/00
Amendment VI Effective May 1, 2000

                                   EXHIBIT B

                                  Sub-Accounts

Fund Date                                  Fund Description
---------                                  ----------------
VARIABLE FUNDS:
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1, 1997                         Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                          Global Equity Trust
State Street Global Advisors
   July 15, 1996                           Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                         High Yield Trust
   January 1, 1997                         Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
Janus
   May 1, 2000                             Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                             Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                             Internet Technology Trust
Merrill Lynch
   October 13, 1997                        MLAM Basic Value Focus
   October 13, 1997                        MLAM Special Value Focus
   October 13, 1997                        MLAM Developing Capital Markets Focus

FIXED FUNDS:
                                           One Year
                                           Three Year
                                           Five Year
                                           Six Year
                                           Seven Year
                                           6-month DCA Account
                                           12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                   SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995           PREPARED 3/10/00
AMENDMENT VI EFFECTIVE MAY 1, 2000

                                AMENDMENT NO. VII

                     To the Automatic Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                       And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating the new fund which has been added to the Agreement.

2.   This Amendment shall be effective November 1, 2000.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                         Attest:
    ------------------------------                ----------------------------
Title: VP & CFO                           Title:
                                                  ----------------------------
Date:  10/2/00                            Date:
                                                  ----------------------------

SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                         Attest: /s/ illegible
    ------------------------------                ----------------------------
Title: EVP & Chief Pricing Officer        Title:  VP Pricing
Date:  10/20/00                           Date:   10/30/00

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                    SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995            PREPARED 9/27/00
AMENDMENT VII EFFECTIVE NOVEMBER 1, 2000

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                           Pacific Rim Emerging Markets Trust
   October 4, 1994                           Quantitative Equity Trust
   April 30, 1987                            Real Estate Securities Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market Trust
   May 1, 2000                               500 Index Trust
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2000                               International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                             International Small Cap Trust
   January 1, 1997                           Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                           Aggressive Growth Trust
   March 4, 1996                             All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                               Small Company Blend Trust
   May 1, 1999                               U.S. Large Cap Value Trust
   August 3, 1989                            Income & Value Trust
   August 3, 1989                            Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                           Overseas Trust
   June 18, 1985                             Mid Cap Blend Trust
   August 3, 1989                            Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                           International Stock Trust

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                  SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995          PREPARED 9/27/00
AMENDMENT VII EFFECTIVE NOVEMBER 1, 2000

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                  Fund Description
---------                                  ----------------
VARIABLE FUNDS:
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1, 1997                         Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                          Global Equity Trust
State Street Global Advisors
   July 15, 1996                           Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                         High Yield Trust
   January 1, 1997                         Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
Janus
   May 1, 2000                             Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                             Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                             Internet Technology Trust
Jennison Associates LLC
   November 1, 2000                        Capital Appreciation Trust
Merrill Lynch
   October 13, 1997                        MLAM Basic Value Focus
   October 13, 1997                        MLAM Special Value Focus
   October 13, 1997                        MLAM Developing Capital Markets Focus

FIXED FUNDS:
                                           One Year
                                           Three Year
                                           Five Year
                                           Six Year
                                           Seven Year
                                           6-month DCA Account
                                           12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                    SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995            PREPARED 9/27/00
AMENDMENT VII EFFECTIVE NOVEMBER 1, 2000

                               AMENDMENT NO. VIII

                     To the Automatic Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                      And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1. The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating the new funds which have been added to the Agreement.

2.   This Amendment shall be effective May 1, 2001.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: /s/ illegible                         Attest: /s/ illegible
    ------------------------------                ------------------------------
Title: VP, Annuity Product Dev            Title:  AVP, Prod Dev
Date:  03/26/01                           Date:   3/26/01


SWISS RE LIFE & HEALTH AMERICA, INC.


By: /s/ illegible                         Attest: /s/ illegible
    ------------------------------                ------------------------------
Title: VP Pricing                         Title: EVP
Date: 03/29/01                            Date: 3/29/01

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                    SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995            PREPARED 3/27/01
AMENDMENT VIII EFFECTIVE MAY 1, 2001

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                           Pacific Rim Emerging Markets Trust
   October 4, 1994                           Quantitative Equity Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Balanced Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market Trust
   May 1, 2000                               500 Index Trust
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2000                               International Index Trust
   May 1, 2001                               Quantitative Mid Cap Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
   October 1, 1997                           Small Company Value Trust
   May 1, 2001                               Health Sciences Trust
Founders Asset Management, Inc.
   March 4, 1996                             International Small Cap Trust
Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                           Aggressive Growth Trust
   March 4, 1996                             All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                               Small Company Blend Trust
   May 1, 1999                               U.S. Large Cap Value Trust
   August 3, 1989                            Income & Value Trust
   August 3, 1989                            Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                           International Stock Trust

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995        PREPARED 3/27/01
AMENDMENT VIII EFFECTIVE MAY 1, 2001

                                    EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Fidelity Management & Research Company
   January 9, 1995                           Overseas Trust
   June 18, 1985                             Strategic Opportunities Trust
   August 3, 1989                            Large Cap Growth Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                               International Value Trust
Putnam Investment Management, LLC
   March 18, 1988                            Global Equity Trust
   May 1, 2001                               Mid Cap Opportunities Trust
SsgA Funds Management, Inc.
   July 15, 1996                             Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                           High Yield Trust
   January 1, 1997                           Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                         Strategic Bond Trust
   May 1, 1988                               U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                            Global Bond Trust
   May 1, 1999                               Total Return Trust
Janus
   May 1, 2000                               Dynamic Growth Trust
Brinson Advisors, Inc.
   May 1, 2000                               Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                               Internet Technology Trust
Jennison Associates LLC
   November 1, 2000                          Capital Appreciation Trust
Merrill Lynch
   October 13, 1997                          Basic Value Focus
   October 13, 1997                          Special Value Focus
   October 13, 1997                          Developing capital Markets Focus
Coehn & Steers
   April 30, 1987                            Real Estate Securities Trust
Dreyfus
   May 1, 2001                               All Cap Value Trust
Davis Selected
   May 1, 2001                               Financial Services Trust
   May 1, 2001                               Fundamental Value Trust
Invesco
   May 1, 2001                               Telecommunications Trust
   May 1, 2001                               Mid Cap Growth Trust

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA               SWISS RE LIFE & HEALTH AMERICA, INC.
VENTURE EFFECTIVE AUGUST 1, 1995         PREPARED 3/27/01
AMENDMENT VIII EFFECTIVE MAY 1, 2001

                                    EXHIBIT B

Fund Date                       Fund Description
---------                       ----------------
VARIABLE FUNDS:
Lord Abbett
                  May 1, 2001   Mid Cap Value Trust
MFS
                  May 1, 2001   Strategic Growth Trust
                  May 1, 2001   Capital Opportunities Trust
                  May 1, 2001   Utilities Trust
FIXED FUNDS:
                                One Year
                                Three Year
                                Five Year
                                Six Year
                                Seven Year
                                6-month DCA Account
                                12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

The Manufacturers Life Insurance            SWISS RE LIFE & HEALTH AMERICA, INC.
Company of North America                    PREPARED 3/27/01
Venture Effective August 1, 1995
Amendment VIII Effective May 1, 2001

                                AMENDMENT NO. IX

                     To the Automatic Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                      And

                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1.    Article XVII shall be amended by adding the following:

      This Agreement may not be assigned by either party without the prior written approval of the other party, except for an assignment by the Company to The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") in the event the Company merges with ManUSA or assigns the policies covered by the Agreement to ManUSA

2.    This Amendment shall be effective January 1, 2002.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By:    /s/ illegible                      Attest: /s/ Diane E. Cunin
       ------------------------                   ---------------------------
Title: VP Annuity Product Dev.            Title:  AVP & Pricing Actuary
Date:  Oct. 16, 2001                      Date:   10-16-2001


SWISS RE LIFE & HEALTH AMERICA, INC.


By:    /s/ illegible                       Attest: /s/ Audrey Chervansky
       --------------------------                  ---------------------------
Title: VP Marketing                        Title:  VP Pricing
Date:  Nov. 16/01                          Date:   11/19/01


The Manufacturers Life Insurance
  Company of North America                 SWISS RE LIFE & HEALTH AMERICA, INC.
Venture Effective August 1, 1995           Prepared 10/12//01
Amendment IX Effective January 1, 2002

                                 AMENDMENT NO. X

                     To the Automatic Reinsurance Agreement

                                     Between

                The Manufacturers Life Insurance Company (U.S.A.)

                                       And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies that the attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement to reflect the following:

1) Deutsche Asset Management Investment Services Ltd. integrated as a new subadvisor effective November 25, 2002.

2)    New fund additions, mergers and changes all effective May 1, 2003.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company (U.S.A.)


By:    /s/ illegible                      Attest: /s/ illegible
       ---------------------------                ----------------------
Title: VP & CFO                           Title:  VP
Date:  4/26/05                            Date:   4/26/05


SWISS RE LIFE & HEALTH AMERICA INC.


By:    /s/ illegible                      Attest: /s/ illegible
       ---------------------------                ----------------------
Title: EVP                                Title:  VP
Date:  4/12/05                            Date:   4/12/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------------------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                           Pacific Rim Emerging Markets Trust
   October 4, 1994                           Quantitative Equity Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Balanced Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market
   May 1, 2000                               500 Index
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2000                               International Index Trust
   May 1, 2001                               Quantitative Mid Cap Trust
   May 5, 2003                               Quantitative All Cap Trust
   May 5, 2003                               Emerging Growth Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
   October 1, 1997                           Small Company Value Trust
   May 1, 2001                               Health Sciences Trust

Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust

AIM Capital Management, Inc.
   January 1, 1997                           Aggressive Growth Trust
   March 4, 1996                             All Cap Growth Trust
   May 5, 2003                               Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                               Small Company Blend Trust
   May 1, 1999                               U.S. Large Cap Value Trust
   August 3, 1989                            Income & Value Trust
   August 3, 1989                            Diversified Bond Trust

                                    EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
   May 5, 2003                               Natural Resources Trust

Deutsche Asset Management, Inc.
   January 1, 1997                           International Stock Trust
   July 15, 1996                             All Cap Core Trust
   April 30, 1987                            Real Estate Securities Trust
   May 1, 2000                               Dynamic Growth Trust

Fidelity Management & Research Company
   January 9, 1995                           Overseas Trust
   June 18, 1985                             Strategic Opportunities Trust
   August 3, 1989                            Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                               International Value Trust
   March 4, 1996                             International Small Cap Trust

Putnam Investment Management, LLC
   March 18, 1988                            Global Equity Trust

Salomon Brothers Asset Management, Inc.
   January 1, 1997                           High Yield Trust
   February 19, 1993                         Strategic Bond Trust
   May 1, 1988                               U.S. Government Securities Trust
   May 5, 2003                               Special Value Trust

Van Kampen Investments
   January 1, 1997                           Value Trust

Pacific Investment Management Company
   March 18, 1988                            Global Bond Trust
   May 1, 1999                               Total Return Trust
   May 5, 2003                               Real Return Bond Trust

UBS Global Asset Management
   May 1, 2000                               Global Allocation Trust

Munder Capital Management
   May 5, 2003                               Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                              Fund Description
---------                              ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                    Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                    Basic Value Focus
   October 13, 1997                    Special Value Focus
   October 13, 1997                    Developing capital Markets Focus

Davis Advisors
   May 1, 2001                         Financial Services Trust
   May 1, 2001                         Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                         Mid Cap Value Trust
   May 1, 2001                         All Cap Value Trust

MFS
   May 1, 2001                         Strategic Growth Trust
   May 1, 2001                         Strategic Value Trust
   May 1, 2001                         Utilities Trust

American Funds
   May 5, 2003                         American Growth Trust
   May 5, 2003                         American International Trust
   May 5, 2003                         American Growth-Income Trust
   May 5, 2003                         American Blue Chip Income & Growth Trust

Mercury Advisors
   May 5, 2003                         Large Cap Value Trust

FIXED FUNDS:
                                       One Year
                                       Three Year
                                       Five Year
                                       Six Year
                                       Seven Year
                                       6-month DCA Account
                                       12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

                                AMENDMENT NO. XI

                     To the Automatic Reinsurance Agreement

                                     Between

                The Manufacturers Life Insurance Company (U.S.A.)

                                       And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating a new fund which has been added to the Agreement.

2)   This Amendment shall be effective August 4, 2003.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP
Date: 4/26/05                           Date: 4/26/05


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: 2VP                              Title: VP
Date: 4/12/05                           Date: 4/13/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                           Pacific Rim Emerging Markets
   October 4, 1994                           Quantitative Equity Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Balanced Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market Trust
   May 1, 2000                               500 Index Trust
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2000                               International Index Trust
   May 1, 2001                               Quantitative Mid Cap Trust
   May 5, 2003                               Quantitative All Cap Trust
   May 5, 2003                               Emerging Growth Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
   October 1, 1997                           Small Company Value Trust
   May 1, 2001                               Health Sciences Trust

Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust

AIM Capital Management, Inc.
   January 1, 1997                           Aggressive Growth Trust
   March 4, 1996                             All Cap Growth Trust
   May 5, 2003                               Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                               Small Company Blend Trust
   May 1, 1999                               U.S. Large Cap Trust
   August 3, 1989                            Income & Value Trust
   August 3, 1989                            Diversified Bond Trust

                                    EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
   May 5, 2003                               Natural Resources Trust

Deutsche Asset Management, Inc.
   January 1, 1997                           International Stock Trust
   July 15, 1996                             All Cap Core Trust
   April 30, 1987                            Real Estate Securities Trust
   May 1, 2000                               Dynamic Growth Trust

Fidelity Management & Research Company
   January 9, 1995                           Overseas Trust
   June 18, 1985                             Strategic Opportunities Trust
   August 3, 1989                            Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                               International Value Trust
   March 4, 1996                             International Small Cap Trust

Putnam Investment Management, LLC
   March 18, 1988                            Global Equity Trust

Salomon Brothers Asset Management, Inc.
   January 1, 1997                           High Yield Trust
   February 19, 1993                         Strategic Bond Trust
   May 1, 1988                               U.S. Government Securities Trust
   May 5, 2003                               Special Value Trust

Van Kampen Investments
   January 1, 1997                           Value Trust

Pacific Investment Management Company
   March 18, 1988                            Global Bond Trust
   May 1, 1999                               Total Return Trust
   May 5, 2003                               Real Return Bond Trust

UBS Global Asset Management
   May 1, 2000                               Global Allocation Trust

Munder Capital Management
   May 5, 2003                               Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                             Fund Description
---------                             ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                   Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                   Basic Value Focus
   October 13, 1997                   Special Value Focus
   October 13, 1997                   Developing Capital Markets Focus
Davis Advisors
   May 1, 2001                        Financial Services Trust
   May 1, 2001                        Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                        Mid Cap Value Trust
   May 1, 2001                        All Cap Value Trust

MFS
   May 1, 2001                        Strategic Growth Trust
   May 1, 2001                        Strategic Value Trust
   May 1, 2001                        Utilities Trust

American Funds
   May 5, 2003                        American Growth Trust
   May 5, 2003                        American International Trust
   May 5, 2003                        American Growth-Income Trust
   May 5, 2003                        American Blue Chip Income & Growth Trust

Mercury Advisors
   May 5, 2003                        Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                     Great Companies - America (SM) Trust

FIXED FUNDS:
                                      One Year
                                      Three Year
                                      Five Year
                                      Six Year
                                      Seven Year
                                      6-month DCA Account
                                      12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

                                AMENDMENT NO. XII

                     To the Automatic Reinsurance Agreement

                                     Between

                The Manufacturers Life Insurance Company (U.S.A.)

                                       And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) The attached Exhibit B will be substituted for the corresponding schedule attached to this Agreement indicating revisions to the Company's sub-accounts including new funds which have been added to the Agreement.

2)   This Amendment shall be effective May 1, 2004.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company (U.S.A.)


By: /s/ illegible                         Attest: /s/ illegible
    ----------------------------                  ------------------------------
Title: VP & CFO                           Title: VP
Date: 4/26/05                             Date: 4/26/05


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                         Attest: /s/ illegible
    ----------------------------                  ------------------------------
Title: 2VP                                Title: VP
Date: 4/12/05                             Date: 4/12/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                           Pacific Rim Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market Index Trust
   May 1, 2000                               500 Index Trust
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2001                               Quantitative Mid Cap Trust
   May 5, 2003                               Quantitative All Cap Trust
   May 5, 2003                               Emerging Growth Trust
   May 1, 2004                               Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
   October 1, 1997                           Small Company Value Trust
   May 1, 2001                               Health Sciences Trust

Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust

AIM Capital Management, Inc.
   January 1, 1997                           Aggressive Growth Trust
   March 4, 1996                             All Cap Growth Trust
   May 5, 2003                               Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                               Small Company Blend Trust
   May 1, 1999                               U.S. Large Cap Trust
   August 3, 1989                            Income & Value Trust
   August 3, 1989                            Diversified Bond Trust

                                    EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
   May 5, 2003                               Natural Resources Trust

Deutsche Asset Management, Inc.
   January 1, 1997                           International Stock Trust
   July 15, 1996                             All Cap Core Trust
   April 30, 1987                            Real Estate Securities Trust
   May 1, 2000                               Dynamic Growth Trust

Fidelity Management & Research Company
   January 9, 1995                           Overseas Trust
   June 18, 1985                             Strategic Opportunities Trust
   August 3, 1989                            Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                               International Value Trust
   March 4, 1996                             International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                            Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                           High Yield Trust
   February 19, 1993                         Strategic Bond Trust
   May 1, 1988                               U.S. Government Securities Trust
   May 5, 2003                               Special Value Trust

Van Kampen Investments
   January 1, 1997                           Value Trust

Pacific Investment Management Company
   March 18, 1988                            Global Bond Trust
   May 1, 1999                               Total Return Trust
   May 5, 2003                               Real Return Bond Trust
   May 1, 2004                               PIMCO VIT All Asset Portfolio

UBS Global Asset Management
   May 1, 2000                               Global Allocation Trust

Munder Capital Management
   May 5, 2003                               Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                          Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                          Basic Value Focus
   October 13, 1997                          Special Value Focus
   October 13, 1997                          Global Allocation V.I. Fund+

Davis Advisors
   May 1, 2001                               Financial Services Trust
   May 1, 2001                               Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                               Mid Cap Value Trust
   May 1, 2001                               All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                               Strategic Growth Trust
   May 1, 2001                               Strategic Value Trust
   May 1, 2001                               Utilities Trust

American Funds
   May 5, 2003                               American Growth Trust
   May 5, 2003                               American International Trust
   May 5, 2003                               American Growth-Income Trust
   May 5, 2003                               American Blue Chip Income
                                             & Growth Trust

Mercury Advisors
   May 5, 2003                               Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                            Great Companies - America(SM)
                                             Trust**

American Century Investment
Management, Inc.
   May 1, 2004                               Small Company Trust

Legg Mason Funds Management, Inc.
   May 1, 2004                               Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                               Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                               US Global Leaders Growth Trust

                                    EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
John Hancock Advisors, LLC
   May 1, 2004                               Strategic Income Trust

State Street Global Advisers
   May 1, 2004                               John Hancock VST International
                                             Index++

*     Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

+ Developing Capital Markets Focus merged into this fund effective November 1, 2003.

++    International Index Trust** merged into this fund effective June 21, 2004.

FIXED FUNDS:
                                             One Year
                                             Three Year
                                             Five Year
                                             Six Year
                                             Seven Year
                                             6-month DCA Account
                                             12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Manufacturers Investment Trust.

                                AMENDMENT NO. 13

It is hereby agreed that effective the 1st day of August, 1995, paragraph 3 of
Article XIX, Duration of Agreement, is revised to read as follows:

                                  ARTICLE XIX

                              Duration of Agreement

     3. Any time on or after the fifteenth anniversary of this Agreement, the Company may, upon 90 days written notice, irrevocably elect to cancel the reinsurance in force under this Agreement, provided the loss carryforward, calculated as described in Exhibit C of this Agreement, is non-negative. Upon election by the Company, the reinsurance shall be recaptured at a constant rate by reducing the quota share percentage set forth in Article 1, paragraph 1, by [*] per month. The reduction shall begin in the month of election and continue for [*] months. The quota share percentage will then be equal to 0% and the reinsurance ceded hereunder shall be fully recaptured.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
(now known as the MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A))


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: CFO, Wealth Management           Title: VP Product Development
Date: April 13, 2005                    Date: 4/13/05

SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                      Attest: /s/ illegible
    -------------------------------           ----------------------------------
Title: EVP                             Title: CFO
Date: 12/6/04                          Date: 12.7.04

                                AMENDMENT NO. XIV

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
             (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) Exhibit B is replaced as attached to indicate revisions to the Company's sub-accounts including new funds which have been added to the Agreement and fund mergers.

2)   This Amendment shall be effective May 2, 2005.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                         Attest: /s/ illegible
    ---------------------------------             -----------------------------
Title: VP, Product Development            Title: VP & CFO
Date: 11/4/2005                           Date: 11/4/2005


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                         Attest: /s/ illegible
    ---------------------------------             -----------------------------
Title: CFO                                Title: 2VP
Date: 9/7/05                              Date: 9/8/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                           Pacific Rim Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market Index Trust
   May 1, 2000                               500 Index Trust
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2001                               Quantitative Mid Cap Trust
   May 5, 2003                               Quantitative All Cap Trust
   May 5, 2003                               Emerging Growth Trust
   May 1, 2004                               Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
   October 1, 1997                           Small Company Value Trust
   May 1, 2001                               Health Sciences Trust
   May 2, 2005                               Mid Value

Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                             All Cap Growth Trust
   May 5, 2003                               Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                               U.S. Large Cap Trust
   August 3, 1989                            Income & Value Trust
   May 2, 2005                               Overseas Equity

                                    EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   April 23, 1991                            Growth & Income Trust
   June 18, 1985                             Investment Quality Bond Trust
   May 5, 2003                               Natural Resources Trust
   May 2, 2005                               Mid Cap Stock
   May 2, 2005                               Small Cap Value
   May 2, 2005                               Small Cap Growth

Deutsche Asset Management, Inc.
   January 1, 1997                           International Stock Trust
   July 15, 1996                             All Cap Core Trust
   April 30, 1987                            Real Estate Securities Trust
   May 1, 2000                               Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                             Strategic Opportunities Trust
   August 3, 1989                            Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                               International Value Trust
   March 4, 1996                             International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                            Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                           High Yield Trust
   February 19, 1993                         Strategic Bond Trust
   May 1, 1988                               U.S. Government Securities Trust
   May 5, 2003                               Special Value Trust

Van Kampen Investments
   January 1, 1997                           Value Trust

Pacific Investment Management Company
   March 18, 1988                            Global Bond Trust
   May 1, 1999                               Total Return Trust
   May 5, 2003                               Real Return Bond Trust
   May 1, 2004                               PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                                     Fund Description
---------                                    ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                                Global Allocation Trust
   May 2, 2005                                Large Cap

Munder Capital Management
   May 5, 2003                                Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                           Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                           Basic Value Focus
   October 13, 1997                           Special Value Focus
   October 13, 1997                           Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                Financial Services Trust
   May 1, 2001                                Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                Mid Cap Value Trust
   May 1, 2001                                All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                Strategic Value Trust
   May 1, 2001                                Utilities Trust

American Funds
   May 5, 2003                                American Growth Trust
   May 5, 2003                                American International Trust
   May 5, 2003                                American Growth-Income Trust
   May 5, 2003                                American Blue Chip Income & Growth
                                              Trust

Mercury Advisors
   May 5, 2003                                Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                             Great Companies - America(SM)
                                              Trust**

American Century Investment Management, Inc.
   May 1, 2004                                Small Company Trust

                                    EXHIBIT B

Fund Date                                     Fund Description
---------                                     ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                                Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                                US Global Leaders Growth Trust

John Hancock Advisors, LLC
   May 1, 2004                                Strategic Income Trust

State Street Global Advisers
   May 1, 2004                                John Hancock VST International
                                              Index

Declaration Management and Research LLC/John Hancock
   May 2, 2005                                Active Bond

Independence Investment LLC
   May 2, 2005                                Small Cap

Marsico Capital Management LLC
   May 2, 2005                                International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                U.S. High Yield Bond
   May 2, 2005                                Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                International Equity Index

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond (Declaration/John Hancock)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

FIXED FUNDS:
             One Year
             Three Year
             Five Year
             Six Year
             Seven Year
             6-month DCA Account
             12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XV

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                      SWISS RE LIFE & HEALTH AMERICA INC.
             (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) Exhibit B is replaced as attached to indicate revisions to the Company's sub-accounts including new funds which have been added to the Agreement.

2)   This Amendment shall be effective August 1, 2005.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    --------------------------------            -----------------------
Title: VP, Product illegible            Title: VP & CFO
Date: 11/4/2005                         Date: 11/4/2005


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    --------------------------------            -----------------------
Title: CFO                              Title: ZVP
Date: 9/7/05                            Date: 9/8/05

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                           Pacific Rim Trust
   June 18, 1985                             Money Market Trust
   January 1, 1997                           Lifestyle Aggressive 1000
   January 1, 1997                           Lifestyle Growth 820
   January 1, 1997                           Lifestyle Balanced 640
   January 1, 1997                           Lifestyle Moderate 460
   January 1, 1997                           Lifestyle Conservative 280
   May 1, 2000                               Total Stock Market Index Trust
   May 1, 2000                               500 Index Trust
   May 1, 2000                               Mid Cap Index Trust
   May 1, 2000                               Small Cap Index Trust
   May 1, 2001                               Quantitative Mid Cap Trust
   May 5, 2003                               Quantitative All Cap Trust
   May 5, 2003                               Emerging Growth Trust
   May 1, 2004                               Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                           Science & Technology Trust
   December 11, 1992                         Blue Chip Growth Trust
   February 19, 1993                         Equity Income Trust
   October 1, 1997                           Small Company Value Trust
   May 1, 2001                               Health Sciences Trust
   May 2, 2005                               Mid Value

Franklin Advisers, Inc.
   January 1, 1997                           Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                             All Cap Growth Trust
   May 5, 2003                               Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                               U.S. Large Cap Trust
   August 3, 1989                            Income & Value Trust
   May 2, 2005                               Overseas Equity

                                   EXHIBIT B

Fund Date                                       Fund Description
---------                                       ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                  Mid Cap Stock Trust
   June 18, 1985                                Investment Quality Bond Trust
   May 5, 2003                                  Natural Resources Trust
   May 2, 2005                                  Mid Cap Stock
   May 2, 2005                                  Small Cap Value
   May 2, 2005                                  Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                                All Cap Core Trust
   April 30, 1987                               Real Estate Securities Trust
   May 1, 2000                                  Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                                Strategic Opportunities Trust
   August 3, 1989                               Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                  International Value Trust
   March 4, 1996                                International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                               Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                              High Yield Trust
   February 19, 1993                            Strategic Bond Trust
   May 1, 1988                                  U.S. Government Securities Trust
   May 5, 2003                                  Special Value Trust

Van Kampen Investments
   January 1, 1997                              Value Trust

Pacific Investment Management Company
   March 18, 1988                               Global Bond Trust
   May 1, 1999                                  Total Return Trust
   May 5, 2003                                  Real Return Bond Trust
   May 1, 2004                                  PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                                         Fund Description
---------                                         ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                                    Global Allocation Trust
   May 2, 2005                                    Large Cap

Munder Capital Management
   May 5, 2003                                    Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                               Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                               Basic Value Focus
   October 13, 1997                               Special Value Focus
   October 13, 1997                               Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                    Financial Services Trust
   May 1, 2001                                    Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                    Mid Cap Value Trust
   May 1, 2001                                    All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                    Strategic Value Trust
   May 1, 2001                                    Utilities Trust

American Funds
   May 5, 2003                                    American Growth Trust
   May 5, 2003                                    American International Trust
   May 5, 2003                                    American Growth-Income Trust
   May 5, 2003                                    American Blue Chip Income &
                                                  Growth Trust
   August 1, 2005                                 American Bond Trust

Mercury Advisors
   May 5, 2003                                    Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                                 Great Companies - America(SM)
                                                  Trust** (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                                    Small Company Trust**
                                                  (closed August 1, 2005)

                                   EXHIBIT B

Fund Date                                   Fund Description
---------                                   ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                              Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                              Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                              US Global Leaders Growth Trust

John Hancock Advisors, LLC
   May 1, 2004                              Strategic Income Trust

State Street Global Advisers
   May 1, 2004                              John Hancock VST International Index

Declaration Management and Research
 LLC/John Hancock
   May 2, 2005                              Active Bond

Independence Investment LLC
   May 2, 2005                              Small Cap

Marsico Capital Management LLC
   May 2, 2005                              International Opportunities


Wells Fargo Fund Management LLC
   May 2, 2005                              U.S. High Yield Bond
   May 2, 2005                              Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                              International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                           Growth & Income Trust
   January 1, 1997                          International Stock Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                   EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFS) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond (Declaration/John Hancock)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

FIXED FUNDS:
                                        One Year
                                        Three Year
                                        Five Year
                                        Six Year
                                        Seven Year
                                        6-month DCA Account
                                        12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XVI

                    To the Automatic Reinsurance Agreement

                                   Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                     AND

                      SWISS RE LIFE & HEALTH AMERICA INC.
             (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is agreed by the two companies as follows:

1) Exhibit B is replaced as attached to indicated revisions to the Company's fund managers.

2)   This Amendment shall be effective January 3, 2006.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP, Product Development
Date: 2/24/06                           Date: 2/24/06


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: CFO                              Title: 2VP
Date: 1/4/06                            Date: 1/4/06

                                    EXHIBIT B

                                  Sub-Accounts

Fund Date                                   Fund Description
---------                                   ----------------
VARIABLE FUNDS:
MFC Global Investment Management  (U.S.A.) Limited
   October 4, 1994                          Pacific Rim Trust
   June 18, 1985                            Money Market Trust
   January 1, 1997                          Lifestyle Aggressive 1000
   January 1, 1997                          Lifestyle Growth 820
   January 1, 1997                          Lifestyle Balanced 640
   January 1, 1997                          Lifestyle Moderate 460
   January 1, 1997                          Lifestyle Conservative 280
   May 1, 2000                              Total Stock Market Index Trust
   May 1, 2000                              500 Index Trust
   May 1, 2000                              Mid Cap Index Trust
   May 1, 2000                              Small Cap Index Trust
   May 1, 2001                              Quantitative Mid Cap Trust
   May 5, 2003                              Quantitative All Cap Trust
   May 5, 2003                              Emerging Growth Trust
   May 1, 2004                              Quantitative Value Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                          Science & Technology Trust
   December 11, 1992                        Blue Chip Growth Trust
   February 19, 1993                        Equity Income Trust
   October 1, 1997                          Small Company Value Trust
   May 1, 2001                              Health Sciences Trust
   May 2, 2005                              Mid Value

Franklin Advisers, Inc.
   January 1, 1997                          Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                            All Cap Growth Trust
   May 5, 2003                              Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                              U.S. Large Cap Trust
   August 3, 1989                           Income & Value Trust
   May 2, 2005                              Overseas Equity

                                        EXHIBIT B

Fund Date                                    Fund Description
---------                                    ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                               Mid Cap Stock Trust
   June 18, 1985                             Investment Quality Bond Trust
   May 5, 2003                               Natural Resources Trust
   May 2, 2005                               Mid Cap Stock
   May 2, 2005                               Small Cap Value
   May 2, 2005                               Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                             All Cap Core Trust
   April 30, 1987                            Real Estate Securities Trust
   May 1, 2000                               Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                             Strategic Opportunities Trust
   August 3, 1989                            Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                               International Value Trust
   March 4, 1996                             International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                            Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                           High Yield Trust
   February 19, 1993                         Strategic Bond Trust
   May 1, 1988                               U.S. Government Securities Trust
   May 5, 2003                               Special Value Trust

Van Kampen Investments
   January 1, 1997                           Value Trust

Pacific Investment Management Company
   March 18, 1988                            Global Bond Trust
   May 1, 1999                               Total Return Trust
   May 5, 2003                               Real Return Bond Trust
   May 1, 2004                               PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                          Global Allocation Trust
   May 2, 2005                          Large Cap

Munder Capital Management
   May 5, 2003                          Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                     Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                     Basic Value Focus
   October 13, 1997                     Special Value Focus
   October 13, 1997                     Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                          Financial Services Trust
   May 1, 2001                          Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                          Mid Cap Value Trust
   May 1, 2001                          All Cap Value Trust

Massachusetts Financial Services
  Company
   May 1, 2001                          Strategic Value Trust
   May 1, 2001                          Utilities Trust

American Funds
   May 5, 2003                          American Growth Trust
   May 5, 2003                          American International Trust
   May 5, 2003                          American Growth-Income Trust
   May 5, 2003                          American Blue Chip Income & Growth Trust
   August 1, 2005                       American Bond Trust

Mercury Advisors
   May 5, 2003                          Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                       Great Companies - America(SM) Trust**
                                        (closed May 1, 2004)

American Century Investment
   Management, Inc.
      May 1, 2004                       Small Company Trust** (closed August 1, 2005)

                                   EXHIBIT B

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                          Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                          Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                          US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 1, 2004                          Strategic Income Trust

State Street Global Advisers
   May 1, 2004                          John Hancock VST International Index

Declaration Management and Research LLC/ Sovereign Asset Management, LLC
   May 2, 2005                          Active Bond

Independence Investment LLC
   May 2, 2005                          Small Cap

Marsico Capital Management LLC
   May 2, 2005                          International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                          U.S. High Yield Bond
   May 2, 2005                          Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                          International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                       Growth & Income Trust
   January 1, 1997                      International Stock Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                   EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2006
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

FIXED FUNDS:
                                   One Year
                                   Three Year
                                   Five Year
                                   Six Year
                                   Seven Year
                                   6-month DCA Account
                                   12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XVII

                     To the Automatic Reinsurance Agreement

                                    Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.
             (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective February 13, 2006, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                      Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: VP & CFO                        Title: VP, Product Development
Date: 4/13/06                          Date: 5/3/2006


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                      Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: Head of Products                Title: 2VP
Date: 3/10/06                          Date: 3/10/06

                                   EXHIBIT B

                                  Sub-Accounts

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                      Pacific Rim Trust
   June 18, 1985                        Money Market Trust
   January 1, 1997                      Lifestyle Aggressive 1000
   January 1, 1997                      Lifestyle Growth 820
   January 1, 1997                      Lifestyle Balanced 640
   January 1, 1997                      Lifestyle Moderate 460
   January 1, 1997                      Lifestyle Conservative 280
   May 1, 2000                          Total Stock Market Index Trust
   May 1, 2000                          500 Index Trust
   May 1, 2000                          Mid Cap Index Trust
   May 1, 2000                          Small Cap Index Trust
   May 1, 2001                          Quantitative Mid Cap Trust
   May 5, 2003                          Quantitative All Cap Trust
   May 5, 2003                          Emerging Growth Trust
   May 1, 2004                          Quantitative Value Trust
   February 13, 2006                    Index Allocation Trust

T. Rowe Price Associates, Inc.
   January 1, 1997                      Science & Technology Trust
   December 11, 1992                    Blue Chip Growth Trust
   February 19, 1993                    Equity Income Trust
   October 1, 1997                      Small Company Value Trust
   May 1, 2001                          Health Sciences Trust
   May 2, 2005                          Mid Value

Franklin Advisers, Inc.
   January 1, 1997                      Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                        All Cap Growth Trust
   May 5, 2003                          Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                          U.S. Large Cap Trust
   August 3, 1989                       Income & Value Trust
   May 2, 2005                          Overseas Equity

                                   EXHIBIT B

Fund Date                                   Fund Description
---------                                   ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                              Mid Cap Stock Trust
   June 18, 1985                            Investment Quality Bond Trust
   May 5, 2003                              Natural Resources Trust
   May 2, 2005                              Mid Cap Stock
   May 2, 2005                              Small Cap Value
   May 2, 2005                              Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                            All Cap Core Trust
   April 30, 1987                           Real Estate Securities Trust
   May 1, 2000                              Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                            Strategic Opportunities Trust
   August 3, 1989                           Large Cap Growth Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                              International Value Trust
   March 4, 1996                            International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                           Global Trust*

Salomon Brothers Asset Management, Inc.
   January 1, 1997                          High Yield Trust
   February 19, 1993                        Strategic Bond Trust
   May 1, 1988                              U.S. Government Securities Trust
   May 5, 2003                              Special Value Trust

Van Kampen Investments
   January 1, 1997                          Value Trust

Pacific Investment Management Company
   March 18, 1988                           Global Bond Trust
   May 1, 1999                              Total Return Trust
   May 5, 2003                              Real Return Bond Trust
   May 1, 2004                              PIMCO VIT All Asset Portfolio

                                   EXHIBIT B

Fund Date                           Fund Description
---------                           ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                      Global Allocation Trust
   May 2, 2005                      Large Cap

Munder Capital Management
   May 5, 2003                      Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                 Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                 Basic Value Focus
   October 13, 1997                 Special Value Focus
   October 13, 1997                 Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                      Financial Services Trust
   May 1, 2001                      Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                      Mid Cap Value Trust
   May 1, 2001                      All Cap Value Trust

Massachusetts Financial
Services Company
   May 1, 2001                      Strategic Value Trust
   May 1, 2001                      Utilities Trust

American Funds
   May 5, 2003                      American Growth Trust
   May 5, 2003                      American International Trust
   May 5, 2003                      American Growth-Income Trust
   May 5, 2003                      American Blue Chip Income & Growth Trust
   August 1, 2005                   American Bond Trust


Mercury Advisors
   May 5, 2003                      Large Cap Value Trust


Great Companies, LLC
   August 4, 2003                  Great Companies - America(SM) Trust**
                                   (closed May 1, 2004)

American Century Investment
Management, Inc.
   May 1, 2004                     Small Company Trust** (closed August 1, 2005)

                                   EXHIBIT B

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                          Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                          Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                          US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 1, 2004                          Strategic Income Trust

State Street Global Advisers
   May 1, 2004                          John Hancock VST International Index

Declaration Management and Research LLC/Sovereign Asset Management, LLC
   May 2, 2005                          Active Bond

Independent Investment LLC
   May 2, 2005                          Small Cap

Marsico Capital Management LLC
   May 2, 2005                          International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                          U.S. High Yield Bond
   May 2, 2005                          Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                          International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                       Growth & Income Trust
   January 1, 1997                      International Stock Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                   EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003

Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004

International Index Trust (MFC) merged into John Hancock VST International
   Index (State Street)

EFFECTIVE MAY 2, 2005

Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth
   Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap
   Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
   (Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

FIXED FUNDS:
                                   One Year
                                   Three Year
                                   Five Year
                                   Six Year
                                   Seven Year
                                   6-month DCA Account
                                   12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                              AMENDMENT NO. XVIII

                     To the Automatic Reinsurance Agreement

                                    Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                  (thereinafter referred to as "the Company")

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.
             (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective May 1, 2006, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                      Attest: /s/ illegible
    -------------------------------            ---------------------------------
Title: VP & CFO                        Title:  VP Product Development
Date: 7/11/06                          Date: 7/11/06


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                      Attest: /s/ illegible
    -------------------------------            ---------------------------------
Title: Head of Products                Title: 2VP
Date: 5/12/06                          Date: 5/15/06

                                   EXHIBIT B

                                  Sub-Accounts


Fund Date                                        Fund Description
---------                                        ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                               Pacific Rim Trust
   June 18, 1985                                 Money Market Trust
   January 1, 1997                               Lifestyle Aggressive
   January 1, 1997                               Lifestyle Growth
   January 1, 1997                               Lifestyle Balanced
   January 1, 1997                               Lifestyle Moderate
   January 1, 1997                               Lifestyle Conservative
   May 1, 2000                                   Total Stock Market Index Trust
   May 1, 2000                                   500 Index Trust
   May 1, 2000                                   Mid Cap Index Trust
   May 1, 2000                                   Small Cap Index Trust
   May 1, 2001                                   Quantitative Mid Cap Trust
   May 1, 2003                                   Quantitative All Cap Trust
   May 1, 2004                                   Quantitative Value Trust
   February 13, 2006                             Index Allocation Trust

T. Rowe Price Associates Inc.
   January 1, 1997                               Science & Technology Trust
   December 11, 1992                             Blue Chip Growth Trust
   February 19, 1993                             Equity Income Trust
   October 1, 1997                               Small Company Value Trust
   May 1, 2001                                   Health Sciences Trust
   May 2, 2005                                   Mid Value

RCM Capital Management, LLC
   January 1, 1997                               Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                                 All Cap Growth Trust
   May 5, 2003                                   Mid Cap Core Trust

Capital Guardian Trust Company
   May 1, 1999                                   U.S. Large Cap Trust
   August 3, 1989                                Income & Value Trust
   May 2, 2005                                   Overseas Equity

                                   EXHIBIT B

Fund Date                                         Fund Description
---------                                         ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
     May 1, 1999                                  Mid Cap Stock Trust
     June 18, 1985                                Investment Quality Bond Trust
     May 5, 2003                                  Natural Resources Trust
     May 2, 2005                                  Mid Cap Stock
     May 2, 2005                                  Small Cap Value
     May 2, 2005                                  Small Cap Growth

Deutsche Asset Management, Inc.
     July 15, 1996                                All Cap Core Trust
     April 30, 1987                               Real Estate Securities Trust
     May 1, 2000                                  Dynamic Growth Trust

Fidelity Management & Research Company
     June 18, 1985                                Strategic Opportunities Trust

Templeton Investment Counsel, Inc
     May 1, 1999                                  International Value Trust
     March 4, 1996                                International Small Cap Trust

Templeton Global Advisors Limited
     March 18, 1988                               Global Trust*

Salomon Brothers Asset Management, Inc.
     May 5, 2003                                  Special Value Trust

Van Kampen Investments
     January 1, 1997                              Value Trust

Pacific Investment Management Company
     March 18, 1988                               Global Bond Trust
     May 1, 1999                                  Total Return Trust
     May 5, 2003                                  Real Return Bond Trust
     May 1, 2004                                  PIMCO VIT All Asset Portfolio

                                   EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:

UBS Global Asset Management
   May 1, 2000                     Global Allocation Trust
   May 2, 2005                     Large Cap

Munder Capital Management
   May 5, 2003                     Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                Basic Value Focus
   October 13, 1997                Special Value Focus
   October 13, 1997                Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                     Financial Services Trust
   May 1, 2001                     Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                     Mid Cap Value Trust
   May 1, 2001                     All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                     Strategic Value Trust
   May 1, 2001                     Utilities Trust

American Funds
   May 5, 2003                     American Growth Trust
   May 5, 2003                     American International Trust
   May 5, 2003                     American Growth-Income Trust
   May 5, 2003                     American Blue Chip Income & Growth Trust
   August 1, 2005                  American Bond Trust

Mercury Advisors
   May 5, 2003                     Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                  Great Companies - America(SM) Trust**
                                   (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                     Small Company Trust** (closed August 1, 2005)

                                    EXHIBIT B

Fund Date                                Fund Description
---------                                ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                           Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                           Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                           US Global Leaders Growth Trust

Sovereign Asset Management, LLC
   May 1, 2004                           Strategic Income Trust
   May 5, 2003                           Emerging Growth Trust

State Street Global Advisers
   May 1, 2004                           John Hancock VST International Index

Declaration Management and Research LLC/Sovereign Asset Management, LLC
   May 2, 2005                           Active Bond

Independence Investment LLC
   May 2, 2005                           Small Cap

Marsico Capital Management LLC
   May 2, 2005                           International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                           U.S. High Yield Bond
   May 2, 2005                           Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                           International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                        U.S. Core
   January 1, 1997                       International Core

Western Asset Management Co.
   February 19, 1993                     Strategic Bond Trust
   May 1, 1988                           U.S. Government Securities Trust
   January 1, 1997                       High Yield Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006
GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 28O changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

FIXED FUNDS:

               One Year
               Three Year
               Five Year
               Six Year
               Seven Year
               6-month DCA Account
               12-month DCA Account

The assets of each sub-account at the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XIX

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective December 1, 2006, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                        Attest: /s/ illegible
    --------------------------------             -------------------------------
Title: VP & CFO                          Title:  VP, Product Development
Date: 3/20/2007                          Date: 3/15/2007


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                        Attest: /s/ illegible
    --------------------------------             -------------------------------
Title: EXECUTIVE VICE PRESIDENT          Title: VP
Date: 1/17/07                            Date: 1/9/07

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                 Pacific Rim Trust
   June 18, 1985                   Money Market Trust
   January 1, 1997                 Lifestyle Aggressive
   January 1, 1997                 Lifestyle Growth
   January 1, 1997                 Lifestyle Balanced
   January 1, 1997                 Lifestyle Moderate
   January 1, 1997                 Lifestyle Conservative
   May 1, 2000                     Total Stack Market Index Trust
   May 1, 2000                     500 Index Trust
   May 1, 2000                     Mid Cap Index Trust
   May 1, 2000                     Small Cap Index Trust
   May 1, 2001                     Quantitative Mid Cap Trust
   May 5, 2003                     Quantitative All Cap Trust
   May 5, 2003                     Emerging Growth Trust
   May 1, 2004                     Quantitative Value Trust
   May 1, 2004                     Strategic Income Trust
   February 13, 2006               Index Allocation Trust

T. Rowe Price Associates, Inc.
   December 11, 1992               Blue Chip Growth Trust
   February 19, 1993               Equity Income Trust
   October 1, 1997                 Small Company Value Trust
   May 1, 2001                     Health Sciences Trust
   May 2, 2005                     Mid Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                 Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                 Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                   All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                     U.S. Large Cap Trust
   August 3, 1989                  Income & Value Trust
   May 2, 2005                     Overseas Equity

                                    EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                     Mid Cap Stock Trust
   June 18, 1985                   Investment Quality Bond Trust
   May 5, 2003                     Natural Resources Trust
   May 2, 2005                     Mid Cap Stock
   May 2, 2005                     Small Cap Value
   May 2, 2005                     Small Cap Growth
Deutsche Asset Management, Inc.
   July 15, 1996                   All Cap Core Trust
   April 30, 1987                  Real Estate Securities Trust
   May 1, 2000                     Dynamic Growth Trust
Fidelity Management & Research Company
   June 18, 1985                   Strategic Opportunities Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                     International Value Trust
   March 4, 1996                   International Small Cap Trust
Templeton Global Advisors Limited
   March 18, 1988                  Global Trust*
Clearbridge Advisors, LLC
   May 5, 2003                     Special Value Trust
 Van Kampen Investments
   January 1, 1997                 Value Trust
Pacific Investment Management Company
   March 18, 1988                  Global Bond Trust
   May 1, 1999                     Total Return Trust
   May 5, 2003                     Real Return Bond Trust
   May 1, 2004                     PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                     Global Allocation Trust
   May 2, 2005                     Large Cap

Munder Capital Management
   May 5, 2003                     Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                Basic Value Focus
   October 13, 1997                Special Value Focus
   October 13, 1997                Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                     Financial Services Trust
   May 1, 2001                     Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                     Mid Cap Value Trust
   May 1, 2001                     All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                     Utilities Trust

American Funds
   May 5, 2003                     American Growth Trust
   May 5, 2003                     American International Trust
   May 5, 2003                     American Growth-Income Trust
   May 5, 2003                     American Blue Chip Income & Growth Trust
   August 1, 2005                  American Bond Trust

Mercury Advisors
   May 5, 2003                     Large Can Value Trust

Great Companies, LLC
   August 4, 2003                  Great Companies - America(SM) Trust **
                                   (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                     Small Company Trust** (closed August 1, 2005)

                                    EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:

Legg Mason Funds Management, Inc.
   May 1, 2004                     Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                     Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                     US Global Leaders Growth Trust

State Street Global Advisers
   May 1, 2004                     John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management
(U.S.A.) Limited
   May 2, 2005                     Active Bond

Independence Investment LLC
   May 2, 2005                     Small Cap

Marsico Capital Management LLC
   May 2, 2005                     International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                     U.S. High Yield Bond
   May 2, 2005                     Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                     International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                  U.S. Core
   January 1, 1997                 International Core

Western Asset Management Co.
   February 19, 1993               Strategic Bond Trust
   May 1, 1988                     U.S. Government Securities Trust
   January 1, 1997                 High Yield Trust

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

DECEMBER 1, 2006
Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global) Stratetic Value Trust (MFS) merged into Large Cap Value Trust (Merrill/Black Rock)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006
GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

FUND MANAGER NAME CHANGES:

DECEMBER 1, 2006
Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A) Limited (Funds affected: Active Bond Trust. Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

                                    EXHIBIT B

FIXED FUNDS:

             One Year
             Three Year
             Five Year
             Six Year
             Seven Year
             6-month DCA Account
             12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XX

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective November 12, 2007, it is mutually agreed that Exhibit B is revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
   ----------------------------------           --------------------------------
Title: VP & CFO                         Title: VP, Product Development
Date: 1/31/08                           Date: 2/28/08


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: CFO                              Title: SVP
Date: January 31, 2008                  Date: 2/4/08

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                 Pacific Rim Trust
   June 18, 1985                   Money Market Trust
   January 1, 1997                 Lifestyle Aggressive
   January 1, 1997                 Lifestyle Growth
   January 1, 1997                 Lifestyle Balanced
   January 1, 1997                 Lifestyle Moderate
   January 1, 1997                 Lifestyle Conservative
   May 1, 2000                     Total Stock Market Index Trust
   May 1, 2000                     500 Index Trust
   May 1, 2000                     Mid Cap Index Trust
   May 1, 2000                     Small Cap Index Trust
   May 1, 2001                     Quantitative Mid Cap Trust
   May 5, 2003                     Quantitative All Cap Trust
   May 5, 2003                     Emerging Growth Trust
   May 1, 2004                     Quantitative Value Trust
   May 1, 2004                     Strategic Income Trust
   February 13, 2006               Index Allocation Trust
   November 12, 2007               American Fundamental Holdings Trust
   November 12, 2007               American Global Diversification Trust

T. Rowe Price Associates, Inc.
   December 11, 1992               Blue Chip Growth Trust
   February 19, 1993               Equity Income Trust
   October 1, 1997                 Small Company Value Trust
   May 1, 2001                     Health Sciences Trust
   May 2, 2005                     Mid Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                 Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                 Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                   All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                     U.S. Large Cap Trust
   August 3, 1989                  Income & Value Trust
   May 2, 2005                     Overseas Equity

                                    EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                     Mid Cap Stock Trust
   June 18, 1985                   Investment Quality Bond Trust
   May 5, 2003                     Natural Resources Trust
   May 2, 2005                     Mid Cap Stock
   May 2, 2005                     Small Cap Value
   May 2, 2005                     Small Cap Growth

Deutsche Asset Management, Inc.
   July 15, 1996                   All Cap Core Trust
   April 30, 1987                  Real Estate Securities Trust
   May 1, 2000                     Dynamic Growth Trust

Fidelity Management & Research Company
   June 18, 1985                   Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                     International Value Trust
   March 4, 1996                   International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                  Global Trust*

Clearbridge Advisors, LLC
   May 5, 2003                     Special Value Trust

Van Kampen Investments
   January 1, 1997                 Value Trust

Pacific Investment Management Company
   March 18, 1988                  Global Bond Trust
   May 1, 1999                     Total Return Trust
   May 5, 2003                     Real Return Bond Trust
   May 1, 2004                     PIMCO VIT All Asset Portfolio

                                    EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:
UBS Global Asset Management
   May 1, 2000                     Global Allocation Trust
   May 2, 2005                     Large Cap

Munder Capital Management
   May 5, 2003                     Small Cap Opportunities Trust

Jennison Associates LLC
   November 1, 2000                Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                Basic Value Focus
   October 13, 1997                Special Value Focus
   October 13, 1997                Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                     Financial Services Trust
   May 1, 2001                     Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                     Mid Cap Value Trust
   May 1, 2001                     All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                     Utilities Trust

American Funds
   May 5, 2003                     American Growth Trust
   May 5, 2003                     American International Trust
   May 5, 2003                     American Growth-Income Trust
   May 5, 2003                     American Blue Chip Income & Growth Trust
   August 1, 2005                  American Bond Trust

Mercury Advisors
   May 5, 2003                     Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                  Great Companies - America(SM) Trust**
                                   (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                     Small Company Trust** (closed August 1, 2005)

                                    EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:
Legg Mason Funds Management, Inc.
   May 1, 2004                     Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                     Classic Value Trust

Sustainable Growth Advisers, L.P.
   May 1, 2004                     US Global Leaders Growth Trust

State Street Global Advisers
   May 1, 2004                     John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management
(U.S.A.) Limited
   May 2, 2005                     Active Bond

Independence Investment LLC
   May 2, 2005                     Small Cap

Marsico Capital Management LLC
   May 2, 2005                     International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                     U.S. High Yield Bond
   May 2, 2005                     Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                     International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                  U.S. Core
   January 1, 1997                 International Core

Western Asset Management Co.
   February 19, 1993               Strategic Bond Trust
   May 1, 1988                     U.S. Government Securities Trust
   January 1, 1997                 High Yield Trust

*     Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
(Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

DECEMBER 1, 2006
Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Stratetic Value Trust (MFS) merged into Large Cap Value Trust
(Merrill/Black Rock)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006
GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

FUND MANAGER NAME CHANGES:

DECEMBER 1, 2006
Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

                                   EXHIBIT B

FIXED FUNDS:

                                   One Year
                                   Three Year
                                   Five Year
                                   Six Year
                                   Seven Year
                                   6-month DCA Account
                                   12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                                AMENDMENT NO. XXI

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")


Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Exhibit B is revised as attached effective with the dates (April 25, 2008, April 28, 2008, and June 2, 2008) listed in the Exhibit.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                        Attest: /s/ illegible
    --------------------------------             -------------------------------
Title: VP & CFO                          Title: SVP & COO
Date: 8/13/2008                          Date: 8/13/2008

SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                        Attest: /s/ illegible
    --------------------------------             -------------------------------
Title: CFO                               Title: SVP
Date: 5/7/08                             Date: 4/30/08

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:

MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                 Pacific Rim Trust
   June 18, 1985                   Money Market Trust
   January 1, 1997                 Lifestyle Aggressive
   January 1, 1997                 Lifestyle Growth
   January 1, 1997                 Lifestyle Balanced
   January 1, 1997                 Lifestyle Moderate
   January 1, 1997                 Lifestyle Conservative
   May 1, 2000                     Total Stock Market Index Trust
   May 1, 2000                     500 Index Trust
   May 1, 2000                     Mid Cap Index Trust
   May 1, 2000                     Small Cap Index Trust
   May 5, 2003                     Optimized All Cap Trust
   May 5, 2003                     Emerging Growth Trust
   May 1, 2004                     Optimized Value Trust
   May 1, 2004                     Strategic Income Trust
   February 13, 2006               Index Allocation Trust
   November 12, 2007               American Fundamental Holdings Trust
   November 12, 2007               American Global Diversification Trust

T. Rowe Price Associates, Inc.
   December 11, 1992               Blue Chip Growth Trust
   February 19, 1993               Equity Income Trust
   October 1, 1997                 Small Company Value Trust
   May 1, 2001                     Health Sciences Trust
   May 2, 2005                     Mid Value
   JUNE 2, 2008                    CAPITAL APPRECIATION VALUE

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                 Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                 Emerging Small Company Trust

AIM Capital Management, Inc.
   March 4, 1996                   All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                     U.S. Large Cap Trust
   August 3, 1989                  Income & Value Trust
   May 2, 2005                     Overseas Equity

                                    EXHIBIT B

Fund Date                          Fund Description
---------                          ----------------
VARIABLE FUNDS:

Wellington Management Company, LLP
   May 1, 1999                     Mid Cap Stock Trust
   June 18, 1985                   Investment Quality Bond Trust
   May 5, 2003                     Natural Resources Trust
   May 2, 2005                     Mid Cap Stock
   May 2, 2005                     Small Cap Value
   May 2, 2005                     Small Cap Growth
   JUNE 2, 2008                    CORE ALLOCATION PLUS

Deutsche Asset Management, Inc.
   July 15, 1996                   All Cap Core Trust
   April 30, 1987                  Real Estate Securities Trust

Fidelity Management & Research Company
   June 18, 1985                   Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                     International Value Trust
   March 4, 1996                   International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                  Global Trust*

Clearbridge Advisors, LLC
   May 5, 2003                     Special Value Trust

Van Kampen Investments
   January 1, 1997                 Value Trust

Pacific Investment Management Company
   March 18, 1988                  Global Bond Trust
   May 1, 1999                     Total Return Trust
   May 5, 2003                     Real Return Bond Trust
   May 1, 2004                     PIMCO VIT All Asset Portfolio

UBS Global Asset Management
   May 1, 2000                     Global Allocation Trust
   May 2, 2005                     Large Cap

Munder Capital Management
   May 5, 2003                     Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                                     Fund Description
---------                                     ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                           Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                           Basic Value Focus
   October 13, 1997                           Special Value Focus
   October 13, 1997                           Global Allocation V.I. Fund

Davis Advisors
   May 1, 2001                                Financial Services Trust
   May 1, 2001                                Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                                Mid Cap Value Trust
   May 1, 2001                                All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                Utilities Trust

American Funds
   May 5, 2003                                American Growth Trust
   May 5, 2003                                American International Trust
   May 5, 2003                                American Growth-Income Trust
   May 5, 2003                                American Blue Chip Income & Growth Trust
   August 1, 2005                             American Bond Trust

Mercury Advisors
   May 5, 2003                                Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                             Great Companies - America (SM) Trust** (closed
                                              May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                                Small Company Trust* * (closed August 1, 2005)

Legg Mason Funds Management, Inc.
   May 1, 2004                                Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                Classic Value Trust

                                    EXHIBIT B

Fund Date                                     Fund Description
---------                                     ----------------
VARIABLE FUNDS:
State Street Global Advisers
   May 1, 2004                                John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management (U.S.A.) Limited
   May 2, 2005                                Active Bond

Independence Investment LLC
   May 2, 2005                                Small Cap

Marsico Capital Management LLC
   May 2, 2005                                International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                U.S. High Yield Bond
   May 2, 2005                                Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   April 23, 1991                             U.S. Core
   January 1, 1997                            International Core

Western Asset Management Co.
   February 19, 1993                          Strategic Bond Trust
   May 1, 1988                                U.S. Government Securities Trust
   January 1, 1997                            High Yield Trust

DIMENSIONAL FINANCIAL ADVISORS
   JUNE 2, 2008                                    DISCIPLINED DIVERSIFICATION

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003

Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004

International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005

Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth
 Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap
 Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
 (Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006

Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

DECEMBER 1, 2006

Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Strategic Value Trust (MFS) merged into Large Cap Value Trust
 (Merrill/Black Rock)

EFFECTIVE APRIL 25, 2008

Dynamic Growth Trust (fund manager changed to Wellington effective December 17,
 2007) merged into Mid Cap Stock (Wellington)
U.S. Global Leaders Growth Trust (fund manager changed to T. Rowe Price effective January 17, 2008) merged into Blue Chip Growth Trust (T. Rowe Price) Quantitative Mid Cap Trust (MFC Global) merged into Mid Cap Index Trust
 (MFC Global)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006

GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

EFFECTIVE APRIL 28, 2008

Quantitative Value Trust changed its name to Optimized Value Trust Quantitative All Cap Trust changed its name to Optimized All Cap Trust

                                    EXHIBIT B

FUND MANAGER NAME CHANGES:

DECEMBER 1, 2006

Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge, Advisors, LLC (Special Value Trust)

FIXED FUNDS:

                                              One Year
                                              Three Year
                                              Five Year
                                              Six Year
                                              Seven Year
                                              6-month DCA Account
                                              12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XXII

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                   (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Exhibit B, Sub-Accounts, is replaced as attached in order to document the following changes:

Effective June 27, 2008, Davis Selected Advisers replaced Grantham, Mayo, Van Otterloo & Co. LLC as the sub-adviser to the U.S. Core fund.

Effective June 30, 2008, Invesco Aim Capital Management was added as a sub-advisor to the Small Cap Opportunities Trust. Munder Capital Management will continue as a sub-advisor to this fund.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                         Attest:  /s/ illegible
    --------------------------                     --------------------
Title: VP & CFO                           Title: SVP & COO
Date: 10/24/08                            Date: 10/24/08


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ illegible                         Attest:  /s/ illegible
    --------------------------                     --------------------
Title: CFO                                Title: SVP
Date: 9/18/08                             Date: 9/12/08

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                                     Fund Description
---------                                     ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                            Pacific Rim Trust
   June 18, 1985                              Money Market Trust
   January 1, 1997                            Lifestyle Aggressive
   January 1, 1997                            Lifestyle Growth
   January 1, 1997                            Lifestyle Balanced
   January 1, 1997                            Lifestyle Moderate
   January 1, 1997                            Lifestyle Conservative
   May 1, 2000                                Total Stock Market Index Trust
   May 1, 2000                                500 Index Trust
   May 1, 2000                                Mid Cap Index Trust
   May 1, 2000                                Small Cap Index Trust
   May 5, 2003                                Optimized All Cap Trust
   May 5, 2003                                Emerging Growth Trust
   May 1, 2004                                Optimized Value Trust
   May 1, 2004                                Strategic Income Trust
   February 13, 2006                          Index Allocation Trust
   November 12, 2007                          American Fundamental Holdings Trust
   November 12, 2007                          American Global Diversification Trust

T. Rowe Price Associates. Inc.
   December 11, 1992                          Blue Chip Growth Trust
   February 19, 1993                          Equity Income Trust
   October 1, 1997                            Small Company Value Trust
   May 1, 2001                                Health Sciences Trust
   May 2, 2005                                Mid Value
   June 2, 2008                               Capital Appreciation Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                            Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                            Emerging Small Company Trust

Invesco Aim Capital Management, Inc.
   March 4, 1996                              All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                                U.S. Large Cap Trust
   August 3, 1989                             Income & Value Trust
   May 2, 2005                                Overseas Equity

                                    EXHIBIT B

Fund Date                                     Fund Description
---------                                     ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                                Mid Cap Stock Trust
   June 18, 1985                              Investment Quality Bond Trust
   May 5, 2003                                Natural Resources Trust
   May 2, 2005                                Mid Cap Stock
   May 2, 2005                                Small Cap Value
   May 2, 2005                                Small Cap Growth
   June 2, 2008                               Core Allocation Plus

Deutsche Asset Management, Inc.
   July 15, 1996                              All Cap Core Trust
   April 30, 1987                             Real Estate Securities Trust

Fidelity Management & Research Company
   June 18, 1985                              Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                                International Value Trust
   March 4, 1996                              International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                             Global Trust*

Clearbridge Advisors, LLC
   May 5, 2003                                Special Value Trust

Van Kampen Investments
   January 1, 1997                            Value Trust

Pacific Investment Management Company
   March 18, 1988                             Global Bond Trust
   May 1, 1999                                Total Return Trust
   May 5, 2003                                Real Return Bond Trust
   May 1, 2004                                PIMCO VIT All Asset Portfolio

UBSGlobal Asset Management
   May 1, 2000                                Global Allocation Trust
   May 2, 2005                                Large Cap

Munder Capital Management and Invesco Aim Capital Management
   May 5, 2003                                Small Cap Opportunities Trust

                                    EXHIBIT B

Fund Date                                     Fund Description
---------                                     ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                           Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                           Basic Value Focus
   October 13, 1997                           Special Value Focus
   October 13, 1997                           Global Allocation V.I. Fund

Davis Selected Advisors
   May 1, 2001                                Financial Services Trust
   May 1, 2001                                Fundamental Value Trust
   April 23, 1991                             U.S. Core

Lord Abbett & Co., LLC
   May 1, 2001                                Mid Cap Value Trust
   May 1, 2001                                All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                                Utilities Trust

American Funds
   May 5, 2003                                American Growth Trust
   May 5, 2003                                American International Trust
   May 5, 2003                                American Growth-Income Trust
   May 5, 2003                                American Blue Chip Income & Growth Trust
   August 1, 2005                             American Bond Trust

Mercury Advisors
   May 5, 2003                                Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                             Great Companies - America (SM) Trust** (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                                Small Company Trust** (closed August 1, 2005)

Legg Mason Funds Management, Inc.
   May 1, 2004                                Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                                Classic Value Trust

                                    EXHIBIT B

Fund Date                                     Fund Description
---------                                     ----------------
VARIABLE FUNDS:
State Street Global Advisers
   May 1, 2004                                John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management (U.S.A.) Limited
   May 2, 2005                                Active Bond

Independence Investment LLC
   May 2, 2005                                Small Cap

Marsico Capital Management LLC
   May 2, 2005                                International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                                U.S. High Yield Bond
   May 2, 2005                                Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                                International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   January 1, 1997                            International Core

Western Asset Management Co.
   February 19, 1993                          Strategic Bond Trust
   May 1, 1988                                U.S. Government Securities Trust
   January 1, 1997                            High Yield Trust

Dimensional Financial Advisors
   June 2, 2008                               Disciplined Diversification

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003

Developing Capital Markets Focus (Merrill Lynch) merged into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004

International Index Trust (MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005

Strategic Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth
 Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap
 Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond
 (Declaration/Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock
 (Wellington)

EFFECTIVE MAY 1, 2006

Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

DECEMBER 1, 2006

Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Stratetic Value Trust (MFS) merged into Large Cap Value Trust (Merrill/Black
Rock)

EFFECTIVE APRIL 25, 2008

Dynamic Growth Trust (fund manager changed to Wellington effective December 17,
 2007) merged into Mid Cap Stock (Wellington)
U.S. Global Leaders Growth Trust (fund manager changed to T. Rowe Price effective January 17, 2008) merged into Blue Chip Growth Trust (T. Rowe Price) Quantitative Mid Cap Trust (MFC Global) merged into Mid Cap Index Trust
 (MFC Global)

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006

GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

EFFECTIVE APRIL 28, 2008

Quantitative Value Trust changed its name to Optimized Value Trust Quantitative All Cap Trust changed its name to Optimized All Cap Trust

                                    EXHIBIT B

FUND MANAGER NAME CHANGES:

DECEMBER 1, 2006

Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

EFFECTIVE MARCH 31, 2008

AIM Capital Management, Inc. changed its name to Invesco Aim Capital Management, Inc.

FIXED FUNDS:
             One Year
             Three Year
             Five Year
             Six Year
             Seven Year
             6-month DCA Account
             12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.

                               AMENDMENT NO. XXIII

                     To the Automatic Reinsurance Agreement

                                     Between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                  (hereinafter referred to as "the Company")

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
              (hereinafter referred to as "Swiss Re Life & Health")

Except as hereinafter specified all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1995, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

Effective June 7, 2008, Exhibit B, Sub-Accounts, is replaced as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: SVP & COO
Date: 3/16/09                           Date: 3/16/09


SWISS RE LIFE HEALTH AMERICA INC.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: CFO                              Title: SVP
Date : 8/3/09                           Date: 2/23/09

                                    EXHIBIT B

                                  SUB-ACCOUNTS

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
MFC Global Investment Management (U.S.A.) Limited
   October 4, 1994                      Pacific Rim Trust
   June 18, 1985                        Money Market Trust
   January 1, 1997                      Lifestyle Aggressive
   January 1, 1997                      Lifestyle Growth
   January 1, 1997                      Lifestyle Balanced
   January 1, 1997                      Lifestyle Moderate
   January 1, 1997                      Lifestyle Conservative
   May 1, 2000                          Total Stock Market Index Trust
   May 1, 2000                          500 Index Trust
   May 1, 2000                          Mid Cap Index Trust
   May 1, 2000                          Small Cap Index Trust
   May 5, 2003                          Optimized All Cap Trust
   May 1, 2004                          Optimized Value Trust
   May 1, 2004                          Strategic Income Trust
   February 13, 2006                    Index Allocation Trust
   November 12, 2007                    American Fundamental Holdings Trust
   November 12, 2007                    American Global Diversification Trust

T. Rowe Price Associates, Inc.
   December 11, 1992                    Blue Chip Growth Trust
   February 19, 1993                    Equity Income Trust
   October 1, 1997                      Small Company Value Trust
   May 1, 2001                          Health Sciences Trust
   May 2, 2005                          Mid Value
   June 2, 2008                         Capital Appreciation Value

T. Rowe Price Associates, Inc./RCM Capital Management, LLC (RCM)
   January 1, 1997                      Science & Technology Trust

RCM Capital Management, LLC
   January 1, 1997                      Emerging Small Company Trust

Invesco Aim Capital Management, Inc.
   March 4, 1996                        All Cap Growth Trust

Capital Guardian Trust Company
   May 1, 1999                          U.S. Large Cap Trust
   August 3, 1989                       Income & Value Trust
   May 2, 2005                          Overseas Equity

                                    EXHIBIT B

Fund Date                               Fund Description
---------                               ----------------
VARIABLE FUNDS:
Wellington Management Company, LLP
   May 1, 1999                          Mid Cap Stock Trust
   June 18, 1985                        Investment Quality Bond Trust
   May 5, 2003                          Natural Resources Trust
   May 2, 2005                          Mid Cap Stock
   May 2, 2005                          Small Cap Value
   May 2, 2005                          Small Cap Growth
   June 2, 2008                         Core Allocation Plus

Deutsche Asset Management, Inc.
   July 15, 1996                        All Cap Core Trust
   April 30, 1987                       Real Estate Securities Trust

Fidelity Management & Research Company
   June 18, 1985                        Strategic Opportunities Trust

Templeton Investment Counsel, Inc.
   May 1, 1999                          International Value Trust
   March 4, 1996                        International Small Cap Trust

Templeton Global Advisors Limited
   March 18, 1988                       Global Trust*

Clearbridge Advisors, LLC
   May 5, 2003                          Special Value Trust

 Van Kampen Investments
   January 1, 1997                      Value Trust

Pacific Investment Management Company
   March 18, 1988                       Global Bond Trust
   May 1, 1999                          Total Return Trust
   May 5, 2003                          Real Return Bond Trust
   May 1, 2004                          PIMCO VIT All Asset Portfolio

UBS Global Asset Management
   May 1, 2000                          Global Allocation Trust
   May 2,2005                           Large Cap

Munder Capital Management and Invesco Aim Capital Management
   May 5, 2003                          Small Cap Opportunities Trust

                                   EXHIBIT B

Fund Date                              Fund Description
---------                              ----------------
VARIABLE FUNDS:
Jennison Associates LLC
   November 1, 2000                    Capital Appreciation Trust

Merrill Lynch
   October 13, 1997                    Basic Value Focus
   October 13, 1997                    Special Value Focus
   October 13, 1997                    Global Allocation V.I. Fund

Davis Selected Advisors
   May 1, 2001                         Financial Services Trust
   May 1, 2001                         Fundamental Value Trust

Lord Abbett & Co., LLC
   May 1, 2001                         Mid Cap Value Trust
   May 1, 2001                         All Cap Value Trust

Massachusetts Financial Services Company
   May 1, 2001                         Utilities Trust

American Funds
   May 5, 2003                         American Growth Trust
   May 5, 2003                         American International Trust
   May 5, 2003                         American Growth-Income Trust
   May 5, 2003                         American Blue Chip Income & Growth Trust
   August 1, 2005                      American Bond Trust

Mercury Advisors
   May 5, 2003                         Large Cap Value Trust

Great Companies, LLC
   August 4, 2003                      Great Companies - America (SM) Trust** (closed May 1, 2004)

American Century Investment Management, Inc.
   May 1, 2004                         Small Company Trust** (closed August 1, 2005)

Legg Mason Funds Management, Inc.
   May 1, 2004                         Core Equity Trust

Pzena Investment Management, LLC
   May 1, 2004                         Classic Value Trust

                                   EXHIBIT B

Fund Date                              Fund Description
---------                              ----------------
VARIABLE FUNDS:
State Street Global Advisers
   May 1, 2004                         John Hancock VST International Index

Declaration Management and Research LLC/MFC Global Investment Management (U.S.A.) Limited
   May 2, 2005                         Active Bond

Marsico Capital Management LLC
   May 2, 2005                         International Opportunities

Wells Fargo Fund Management LLC
   May 2, 2005                         U.S. High Yield Bond
   May 2, 2005                         Core Bond

SSgA Funds Management, Inc.
   May 2, 2005                         International Equity Index

Grantham, Mayo, Van Otterloo & Co. LLC
   January 1, 1997                     International Core

Western Asset Management Co.
   February 19, 1993                   Strategic Bond Trust
   May 1, 1988                         U.S. Government Securities Trust
   January 1, 1997                     High Yield Trust

Dimensional Financial Advisors
   June 2, 2008                        Disciplined Diversification

*    Sub-Adviser changed effective December 5, 2003.

** Indicates funds that are closed to new money and transfers, where there is business in force.

                                    EXHIBIT B

FUND MERGERS:

EFFECTIVE NOVEMBER 1, 2003
Developing Capital Markets Focus (Merrill Lynch) merged Into Global Allocation V.I. (Merrill Lynch)

EFFECTIVE JUNE 21, 2004
International Index Trust [MFC) merged into John Hancock VST International Index (State Street)

EFFECTIVE MAY 2, 2005
Strategy Growth (MFS) merged into U.S. Global Leaders (Sustainable Growth Advisors)
Small Company Blend Trust (Capital Management) merged into Small Cap Opportunities (Munder)
Overseas (Fidelity) merged into International Value (Templeton)
Diversified Bond (Capital Guardian) merged into Active Bond (Declaration/ Sovereign Asset)
Aggressive Growth (AIM) merged into Mid Cap Stock (Wellington)

EFFECTIVE MAY 1, 2006
Large Cap Growth (Fidelity) merged into Capital Appreciation (Jennison)

DECEMBER 1, 2006
Mid Cap Core Trust (AIM) merged into Mid Cap Index (MFC Global)
Strategic Value Trust (MFS) merged into Large Cap Value Trust (Merrill/ Black Rock)

EFFECTIVE APRIL 25, 2008
Dynamic Growth Trust (fund manager changed to Wellington effective December 17,
2007) merged into Mid Cap Stock (Wellington)
U.S. Global Leaders Growth Trust (fund manager changed to T. Rowe Price effective January 17, 2008) merged into Blue Chip Growth Trust (T. Rowe Price) Quantitative Mid Cap Trust (MFC Global) merged into Mid Cap Index Trust
(MFC Global)

EFFECTIVE NOVEMBER 7, 2008
Emerging Growth Trust (MFC Global Investment Management USA Limited) merged into Small Cap Growth Trust (Wellington Management Company LLP)
Small Cap Trust (Independence Investment LLC) merged into Small Cap Growth Trust (Wellington Management Company LLP)
U.S. Core Trust (Davis Selected Advisors) merged into Fundamental Value Trust (Davis Selected Advisors)

                                    EXHIBIT B

FUND NAME CHANGES:

EFFECTIVE MAY 1, 2006
GMO Growth & Income Trust changed its name to U.S. Core
GMO International Stock Trust changed its name to International Core Lifestyle Conservative 280 changed its name to Lifestyle Conservative Lifestyle Moderate 460 changed its name to Lifestyle Moderate
Lifestyle Balanced 640 changed its name to Lifestyle Balanced
Lifestyle Growth 820 changed its name to Lifestyle Growth
Lifestyle Aggressive 1000 changed its name to Lifestyle Aggressive

EFFECTIVE APRIL 28, 2008
Quantitative Value Trust changed its name to Optimized Value Trust Quantitative All Cap Trust changed its name to Optimized All Cap Trust

FUND MANAGER NAME CHANGES:

DECEMBER 1, 2006
Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.A.) Limited (Funds affected: Active Bond Trust, Strategic Income Trust, and Emerging Growth Trust)
Solomon Brothers Asset Management, Inc. (Special Value Trust) changed its name to Clearbridge Advisors, LLC (Special Value Trust)

EFFECTIVE MARCH 31, 2008
AIM Capital Management, Inc. changed its name to Invesco Aim Capital Management, Inc.

FIXED FUNDS:

                                                        One Year
                                                        Three year
                                                        Five Year
                                                        Six Year
                                                        Seven Year
                                                        6-month DCA Account
                                                        12-month DCA Account

The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the John Hancock Trust.